                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Consent Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   NEW YORK STATE ELECTRIC & GAS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               [NYSEG Letterhead]

                                                                 , 1999

Dear Shareholder:

    Enclosed is important information relating to the following two items:

    (i) an offer by New York State Electric & Gas Corporation (the "Company") to purchase all of the outstanding shares of certain series of its serial preferred stock; and

    (ii) a companion proposal of the Company to increase the amount of unsecured indebtedness the Company may issue.

    We would greatly appreciate your giving prompt attention to the enclosed material which you are urged to read in its entirety.

    The Company is offering to purchase all of the outstanding shares of the series of its serial preferred stock listed on the front cover page of the enclosed Offer to Purchase and Consent Statement. NONE OF THE COMPANY, ITS BOARD OF DIRECTORS, NOR ANY OF ITS OFFICERS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER SHARES. EACH SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

    The Company's Restated Certificate of Incorporation, as amended, currently restricts the ability of the Company to issue unsecured indebtedness without the approval of the serial preferred shareholders. This restriction limits the Company's flexibility in planning, financing and refinancing its business activities. As competition has intensified in the utility industry, financial flexibility and financial cost structure has become increasingly important for the success of the Company. The proposal, as set forth and explained in the
enclosed material, would allow the Company to issue $         of unsecured
indebtedness in excess of unsecured indebtedness presently authorized, permitted or previously consented to. We believe that approval of the proposal will play an important role in increasing the financial flexibility and improving the financial cost structure of the Company.

    You must grant your consent to the proposal in order to tender shares. The Company's offer is conditioned upon, among other things, the proposal being approved by the necessary votes of the serial preferred shareholders.

    If you grant your consent to the proposal and do not tender your shares and the proposal is approved by the serial preferred shareholders, you will be
entitled to receive a special cash payment in an amount equal to $   for each
share with respect to which your consent is granted and not tendered. If you tender your shares, and the shares are accepted for payment, you will receive the applicable purchase price per share but will not be entitled to the special cash payment. Instructions for tendering your shares and information pertaining to the special cash payment is included in the enclosed material.

    The record date for determining serial preferred shareholders entitled to
grant a consent with respect to the consent solicitation is          , 1999. It
is important that you grant your consent to the proposal, regardless of the number of shares you own. You are requested to return your consent, which is included within the accompanying Letter of Transmittal and Consent, by
         , 1999.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU GRANT YOUR CONSENT TO THE PROPOSAL.

    If you have any questions regarding the consent solicitation or the Company's offer to purchase shares, please call Salomon Smith Barney, the Dealer Manager, at (800) 558-3745, Georgeson & Company, Inc., the Information Agent, at
(800) 223-2064, or your broker, dealer, commercial bank or trust company.

    Thank you for your continued interest in the Company.

                                          Sincerely,

                                          Sherwood J. Rafferty
                                          Senior Vice President and
                                            Chief Financial Officer

OFFER TO PURCHASE AND CONSENT STATEMENT

                   NEW YORK STATE ELECTRIC & GAS CORPORATION
                           OFFER TO PURCHASE FOR CASH
                ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING
        SERIES OF ITS SERIAL PREFERRED STOCK, PAR VALUE $100 PER SHARE,
                        AT THE FOLLOWING PURCHASE PRICES

 SERIES                                                            CUSIP NO.     PURCHASE PRICE
---------                                                        -------------  -----------------
  3.75%    Cumulative Preferred Stock                            649840-20-4      $
 4 1/2%    Cumulative Preferred Stock (Series 1949)              649840-70-9      $
  4.40%    Cumulative Preferred Stock                            649840-40-2      $
  4.15%    Cumulative Preferred Stock (Series 1954)              649840-50-1      $
  4.15%    Cumulative Preferred Stock                            649840-2-*       $

                            ------------------------

                   NEW YORK STATE ELECTRIC & GAS CORPORATION
               CONSENT STATEMENT WITH RESPECT TO THE ABOVE-LISTED
                      SERIES OF ITS SERIAL PREFERRED STOCK
--------------------------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
   CITY TIME, ON                   , 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

    New York State Electric & Gas Corporation (the "Company"), a New York corporation and a subsidiary of Energy East Corporation ("EEC"), invites the holders of shares (the "Shares") of the series of serial preferred stock listed above (each a "Series of Preferred," and a holder thereof, a "Preferred Shareholder") of the Company, to tender any and all of their Shares for purchase at the purchase price per Share listed above, net to the seller in cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and Consent Statement and in the accompanying Letter of Transmittal and Consent (which together constitute the "Offer"). The Company will purchase any and all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions set forth in the Offer. See "Terms of the Offer."

    Concurrently with the Offer, the Board of Directors of the Company is soliciting consents (the "Consent Solicitation") from the holders of the Company's outstanding serial preferred stock (which consists of each Series of Preferred included in this Offer, together with the Company's 6.30% Serial Preferred Stock (Cumulative, $100 Par Value) (the "6.30% Series")) in connection with a proposal to permit the issuance by the Company of up to $ of unsecured indebtedness in excess of all other unsecured indebtedness presently authorized, permitted or previously consented to (the "Proposal"). See "Proposal and Consent Solicitation." The 6.30% Series and each of the Series of Preferred included in this Offer are referred to collectively as the "Outstanding Serial Preferred Stock." THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE APPROVAL OF THE PROPOSAL BY HOLDERS OF AT LEAST A MAJORITY OF THE VOTES OF SHARES OF THE OUTSTANDING SERIAL PREFERRED STOCK ENTITLED TO BE CAST, CONSIDERED TOGETHER AS ONE CLASS. THE OFFER FOR ANY ONE SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. SEE "TERMS OF THE OFFER--NUMBER OF SHARES; PURCHASE PRICES" AND "TERMS OF THE OFFER--CONDITIONS OF THE OFFER."

    PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED CONSENT TO THE PROPOSAL. HOWEVER, IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL.

    In order to validly tender Shares pursuant to the Offer, Preferred
Shareholders who become holders of record of Shares after             , 1999
(the "Record Date") and who wish to tender such Shares must obtain and submit with their tender an irrevocable proxy from the holder of record of such Shares as of the Record Date in order to grant their consent to the Proposal. In order to facilitate receipt of consents, the Shares of each Series of Preferred will trade "with proxy" in the over-the-counter market (the "OTC") and on the New York Stock Exchange (the "NYSE"), as applicable. Settlement of all trades after the Record Date should include an irrevocable proxy from the holder of record as of the Record Date. See "Terms of the Offer--Procedure for Tendering Shares."

                                                  (COVER CONTINUED ON NEXT PAGE)
                            ------------------------

                      THE DEALER MANAGER FOR THE OFFER IS:
                              SALOMON SMITH BARNEY

               , 1999

    IF, BUT ONLY IF, A PREFERRED SHAREHOLDER CONSENTS TO THE PROPOSAL WITH RESPECT TO SHARES BUT DOES NOT TENDER THOSE SHARES PURSUANT TO THE OFFER AND THE PROPOSAL IS APPROVED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT TO SUCH
PREFERRED SHAREHOLDER IN AN AMOUNT EQUAL TO $      FOR EACH SUCH SHARE (THE
"SPECIAL CASH PAYMENT"). THOSE PREFERRED SHAREHOLDERS WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ABOVE AND WILL NOT BE ENTITLED TO THE SPECIAL CASH PAYMENT. SEE "PROPOSAL AND CONSENT SOLICITATION."

                            ------------------------

   The Company will pay a solicitation fee for Shares tendered, accepted for payment and paid pursuant
to the Offer and for Shares with respect to which a consent is granted but which are not tendered pursuant to the Offer, subject to certain conditions. See "Fees and Expenses."

                            ------------------------

 NONE OF THE COMPANY, ITS BOARD OF DIRECTORS, NOR ANY OF ITS OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER
                 SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

                THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT
          PREFERRED SHAREHOLDERS GRANT THEIR CONSENT TO THE PROPOSAL.

                            ------------------------

 THIS OFFER TO PURCHASE AND CONSENT STATEMENT IS FIRST BEING MAILED ON OR ABOUT
                                             , 1999.
 THE RECORD DATE WITH RESPECT TO THE CONSENT SOLICITATION IS                  ,
                                     1999.

                            ------------------------

    THE 3.75% CUMULATIVE PREFERRED STOCK IS LISTED ON THE NYSE. EACH OTHER SERIES OF PREFERRED IS TRADED IN THE OTC AND IS NOT LISTED ON ANY NATIONAL SECURITIES EXCHANGE. MARKET PRICE INFORMATION FOR EACH SERIES OF PREFERRED IS SET FORTH IN THIS DOCUMENT UNDER THE CAPTION "PRICE RANGE OF SHARES; DIVIDENDS." PREFERRED SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE SHARES.

    NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE COMPANY AS TO WHETHER PREFERRED SHAREHOLDERS SHOULD TENDER OR REFRAIN FROM TENDERING SHARES OF ANY SERIES OF PREFERRED PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE RELATED LETTER OF TRANSMITTAL AND CONSENT. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

                                   IMPORTANT

    A Preferred Shareholder whose Shares are held by a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender, or to consent to the Proposal without tendering, Shares. Any Preferred Shareholder desiring to accept the Offer and tender all or any portion of his or her Shares and consent to the Proposal with respect to such Shares, or to consent to the Proposal without tendering Shares, must complete and sign the applicable Letter of Transmittal and Consent in accordance with the instructions in such Letter of Transmittal and Consent, mail or deliver the same and any other required documents to ChaseMellon Shareholder Services, L.L.C. (the "Depositary") at one of the addresses set forth on the back cover of this document, and, if tendering Shares, deliver the certificates for such Shares to the Depositary, along with the applicable Letter of Transmittal and Consent, or tender such Shares pursuant to the procedure for book-entry transfer set forth herein on or prior to the Expiration Date. Although tenders of Shares via book-entry transfer will be effected through the Automated Tender Offer Program ("ATOP") of The Depository Trust Company ("DTC"), all such tenders must be accompanied by a properly completed Letter of Transmittal and Consent.

    Preferred Shareholders who become holders of record of Shares after the Record Date and who wish to tender their Shares must obtain and submit with their tender an irrevocable proxy from the holder of record of such Shares as of the Record Date in order to grant their consent to the Proposal.

    Any Preferred Shareholder who desires to tender his or her Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer, should tender such Shares by following the procedures for guaranteed delivery set forth below under "Terms of the Offer--Procedure for Tendering Shares."

    EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND CONSENT. FAILURE TO USE THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT WILL CAUSE A TENDER AND/OR CONSENT TO BE INVALID. FOR YOUR CONVENIENCE, THE LETTERS OF TRANSMITTAL AND CONSENT HAVE BEEN COLOR-CODED AS FOLLOWS:

                        SERIES                            COLOR
------------------------------------------------------  ---------
3.75% Cumulative Preferred Stock
4 1/2%  Cumulative Preferred Stock (Series 1949)
4.40% Cumulative Preferred Stock
4.15% Cumulative Preferred Stock (Series 1954)
4.15% Cumulative Preferred Stock

    The same Letter of Transmittal and Consent may not be used to tender Shares and to grant consent with respect to Shares which are not being tendered. A Preferred Shareholder tendering a portion of his or her Shares and granting a consent with respect to other Shares without tendering such Shares must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which a consent is granted but which are not tendered.

    Questions or requests for assistance may be directed to Georgeson & Company, Inc. (the "Information Agent") or to Salomon Smith Barney Inc. ("Salomon Smith Barney" or the "Dealer Manager") at their respective telephone numbers and addresses as set forth on the back cover of this document. Requests for additional copies of this document, the applicable Letter of Transmittal and Consent or other tender offer or consent materials should be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Preferred Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Summary....................................................................................................
Terms of the Offer.........................................................................................
  Number of Shares; Purchase Prices........................................................................
  Expiration Date; Extension of Tender Period..............................................................
  Procedure for Tendering Shares...........................................................................
  Withdrawal Rights........................................................................................
  Acceptance of Shares for Payment and Payment of Purchase Price...........................................
  Conditions of the Offer..................................................................................
  Termination; Amendments..................................................................................

Proposal and Consent Solicitation..........................................................................
  Introduction.............................................................................................
  Special Cash Payments....................................................................................
  Record Date; Voting Securities; Required Vote............................................................
  Consents.................................................................................................
  Procedural Instructions..................................................................................
  Revocation of Consents...................................................................................
  Appraisal Rights.........................................................................................
  Cost of Solicitation.....................................................................................
  Security Ownership of Certain Beneficial Owners and Management...........................................
  Reasons for the Proposal; Certain Effects of the Proposal................................................

Price Range of Shares; Dividends...........................................................................

Purpose of the Offer; Certain Effects of the Offer.........................................................

Rating Agencies............................................................................................

Certain Federal Income Tax Considerations..................................................................
  Tax Considerations for Tendering Preferred Shareholders..................................................
  Tax Considerations for Non-Tendering Preferred Shareholders..............................................
  Backup Withholding.......................................................................................

Source and Amount of Funds.................................................................................

Transactions and Agreements Concerning the Shares..........................................................

Fees and Expenses..........................................................................................

Certain Information Regarding the Company..................................................................

Summary of Financial Information...........................................................................

Incorporation of Additional Information....................................................................

Miscellaneous..............................................................................................

                                    SUMMARY

    THE FOLLOWING SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT AND MORE SPECIFIC DETAILS CONTAINED IN THIS DOCUMENT AND THE RELATED LETTER OF TRANSMITTAL AND CONSENT AND ANY AMENDMENTS OR SUPPLEMENTS HERETO OR THERETO. PREFERRED SHAREHOLDERS ARE URGED TO READ THIS DOCUMENT AND THE RELATED LETTER OF TRANSMITTAL AND CONSENT IN THEIR ENTIRETY. EACH OF THE CAPITALIZED TERMS USED IN THIS SUMMARY AND NOT DEFINED HEREIN HAS THE MEANING SET FORTH ELSEWHERE IN THIS DOCUMENT.

                                  THE COMPANY

    The Company is a combination electric and gas utility company engaged in the business of transmitting and delivering electricity, transporting and delivering natural gas and generating electricity from its nuclear and hydroelectric stations. The service territory, most of which is located outside the corporate limits of cities, is in the central, eastern and western parts of the State of New York. The service territory has an area of approximately 19,800 square miles and a population of approximately 2,400,000. The mailing address of the principal executive office of the Company is P.O. Box 3287, Ithaca, New York, 14852-3287, and the telephone number is (607) 347-4131.

                                   THE OFFER

Series of Preferred Subject to the         All outstanding Shares of 3.75% Cumulative
  Offer..................................  Preferred Stock, par value $100 per share (the
                                           "3.75% Series")

                                           All outstanding Shares of 4 1/2% Cumulative
                                           Preferred Stock (Series 1949), par value $100
                                           per share (the "4 1/2% Series")

                                           All outstanding Shares of 4.40% Cumulative
                                           Preferred Stock, par value $100 per share (the
                                           "4.40% Series")

                                           All outstanding Shares of 4.15% Cumulative
                                           Preferred Stock (Series 1954), par value $100
                                           per share (the "4.15% (1954) Series")

                                           All outstanding Shares of 4.15% Cumulative
                                           Preferred Stock, par value $100 per share (the
                                           "4.15% Series")

The Purchase Prices......................  $         per share for the 3.75% Series
                                           $         per share for the 4 1/2% Series
                                           $         per share for the 4.40% Series
                                           $         per share for the 4.15% (1954) Series
                                           $         per share for the 4.15% Series

Expiration Date..........................  With respect to each Series of Preferred, the
                                           Offer expires on the later of 12:00 midnight,
                                           New York City time, on       , 1999, or the
                                           latest time and date to which the Offer with
                                           respect to such Series of Preferred is extended
                                           (the "Expiration Date").

Purpose of the Offer.....................  The Company believes that the purchase of the
                                           Shares and approval of the Proposal will provide
                                           the Company the flexibility to obtain financing
                                           on terms more advantageous to the Company than
                                           would otherwise be the case. In addition, the
                                           Offer gives Preferred Shareholders the
                                           opportunity to sell their Shares at a price
                                           which the Company believes to be a premium to

                                           generally prevailing market prices on the date
                                           of the announcement of the Offer without the
                                           usual transaction costs associated with a market
                                           sale. The Company expects to cancel any Shares
                                           purchased pursuant to the Offer and restore such
                                           Shares to the status of authorized but unissued
                                           shares. See "Purpose of the Offer; Certain
                                           Effects of the Offer."

Dividends................................  The April 1999 dividend has been declared on the
                                           Company's Outstanding Serial Preferred Stock,
                                           payable on April 1, 1999 to holders of record on
                                           March 10, 1999. A Preferred Shareholder who is
                                           entitled to receive the April 1999 dividend will
                                           receive such dividend even if he or she tenders
                                           Shares prior to March 10, 1999. Tendering
                                           Preferred Shareholders whose Shares are
                                           purchased pursuant to the Offer will not be
                                           entitled to any dividends in respect of any
                                           later dividend periods (or any portion thereof).

Conditions...............................  The Offer is conditioned on the approval of the
                                           Proposal by holders of at least a majority of
                                           the votes of shares of the Outstanding Serial
                                           Preferred Stock entitled to be cast, considered
                                           together as one class. The Offer is also subject
                                           to certain other conditions. See "Terms of the
                                           Offer--Conditions of the Offer."

Independent Offer........................  The Offer for any one Series of Preferred is
                                           independent of the Offer for any other Series of
                                           Preferred. The Offer is not conditioned upon the
                                           tender of a minimum number of Shares of any
                                           Series of Preferred.

Consent Requirement......................  Preferred Shareholders who wish to tender their
                                           Shares must grant their consent to the Proposal.
                                           Preferred Shareholders who become holders of
                                           record of Shares after the Record Date and who
                                           wish to tender such Shares must obtain and
                                           submit with their tender an irrevocable proxy
                                           from the holder of record of such Shares as of
                                           the Record Date in order to grant their consent
                                           to the Proposal.

How to Tender Shares.....................  A Preferred Shareholder whose Shares are held by a broker, dealer, commercial bank, trust company
                                           or nominee must contact such broker, dealer,
                                           commercial bank, trust company or nominee if he
                                           or she desires to tender, or to consent to the
                                           Proposal without tendering, such Shares. Any
                                           Preferred Shareholder desiring to accept the
                                           Offer and tender all or any portion of his or
                                           her Shares must complete and sign the applicable
                                           Letter of Transmittal and Consent, in accordance
                                           with the instructions in such Letter of
                                           Transmittal and Consent, mail or deliver the
                                           same and any other required documents to the
                                           Depositary, and, either (i) deliver the

                                           certificates for such Shares to the Depositary,
                                           along with the applicable Letter of Transmittal
                                           and Consent, or (ii) tender such Shares pursuant
                                           to the procedure for book-entry transfer set
                                           forth herein on or prior to the Expiration Date.
                                           Although tenders of Shares via book-entry
                                           transfer will be effected through DTC's ATOP
                                           system, all such tenders must be accompanied by
                                           a properly completed Letter of Transmittal and
                                           Consent. The same Letter of Transmittal and
                                           Consent may not be used to tender Shares and to
                                           grant consent with respect to Shares which are
                                           not being tendered. A Preferred Shareholder
                                           tendering a portion of his or her Shares and
                                           granting a consent with respect to other Shares
                                           without tendering such Shares must submit two
                                           separate Letters of Transmittal and Consent, one
                                           with respect to the tendered Shares and one with
                                           respect to the Shares for which a consent is
                                           granted but which are not tendered. See "Terms
                                           of the Offer--Procedure for Tendering Shares."

Guaranteed Delivery......................  Any Preferred Shareholder who desires to tender his or her Shares and whose certificates for
                                           such Shares are not immediately available, or
                                           who cannot comply in a timely manner with the
                                           procedure for book-entry transfer, should tender
                                           such Shares by following the procedures for
                                           guaranteed delivery set forth below under "Terms
                                           of the Offer--Procedure for Tendering Shares."

Withdrawal Rights........................  Tendered Shares may be withdrawn at any time until the Expiration Date with respect to such
                                           Series of Preferred and, unless previously
                                           accepted for payment, may also be withdrawn
                                           after       , 1999. The consent accompanying any
                                           tendered Shares that are withdrawn will not be
                                           considered revoked unless the Preferred
                                           Shareholder specifically revokes such consent as
                                           described herein. See "Terms of the
                                           Offer--Withdrawal Rights."

Stock Transfer Tax.......................  Except as described herein, the Company will pay or cause to be paid any stock transfer taxes
                                           with respect to the sale and transfer of any
                                           Shares to it or its order pursuant to the Offer.
                                           See "Terms of the Offer-- Acceptance of Shares
                                           for Payment and Payment of Purchase Price" and
                                           Instruction 6 of the applicable Letter of
                                           Transmittal and Consent.

Brokerage Commissions....................  No brokerage commissions will be payable by
                                           Preferred Shareholders in connection with the
                                           Offer.

Solicitation Fees........................  The Company will pay a solicitation fee to
                                           Soliciting Dealers (as hereinafter defined) of
                                           $1.50 per Share for Shares that are tendered,
                                           accepted for payment and

                                           paid for pursuant to the Offer (except that for
                                           transactions for beneficial owners whose
                                           ownership equals or exceeds 2,500 Shares, the
                                           Company will pay a solicitation fee of $1.00 per
                                           Share). A Soliciting Dealer will not be entitled
                                           to a solicitation fee for Shares beneficially
                                           owned by such Soliciting Dealer. See "Fees and
                                           Expenses."

                                 THE CONSENT SOLICITATION

The Proposal.............................  Concurrently with the Offer, the Board of
                                           Directors of the Company is soliciting consents
                                           from the holders of the Company's Outstanding
                                           Serial Preferred Stock in connection with the
                                           Proposal to permit the issuance by the Company
                                           of up to $         of unsecured indebtedness in
                                           excess of all other unsecured indebtedness
                                           presently authorized, permitted or previously
                                           consented to under the Company's Restated
                                           Certificate of Incorporation, as amended (the
                                           "Charter"). The Company believes that the
                                           ability to issue additional unsecured
                                           indebtedness will provide the Company the
                                           flexibility to obtain financing on terms more
                                           advantageous to the Company than would otherwise
                                           be the case. The Proposal will become effective
                                           when duly completed, valid and unrevoked
                                           consents are received from the holders of at
                                           least a majority of the votes of shares of the
                                           Outstanding Serial Preferred Stock entitled to
                                           be cast. Consents in respect of Shares tendered
                                           will not be deemed to be received until such
                                           Shares are purchased and paid for pursuant to
                                           the Offer. See "Proposal and Consent
                                           Solicitation-- Reasons for the Proposal; Certain
                                           Effects of the Proposal."

Record Date..............................  , 1999.

Who May Consent..........................  Preferred Shareholders who are the holders of record as of the Record Date with respect to
                                           shares of the Company's Outstanding Serial
                                           Preferred Stock, or who have obtained an
                                           irrevocable proxy from such holders, may grant
                                           their consent to the Proposal regardless of
                                           whether they tender Shares.

Special Cash Payment.....................  If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares
                                           but does not tender those Shares pursuant to the
                                           Offer and the Proposal is approved, the Company
                                           will make the Special Cash Payment to such
                                           Preferred Shareholder in an amount equal to
                                           $         for each such Share. Those Preferred
                                           Shareholders who validly tender their Shares
                                           will be entitled only to the purchase price per
                                           Share specified herein and will not be entitled
                                           to the Special Cash Payment.

How to Consent...........................  Preferred Shareholders who wish to consent to the Proposal but not tender Shares pursuant to
                                           the Offer, must complete the portion of the
                                           applicable Letter of Transmittal and Consent
                                           with respect to the granting of the consent, in
                                           accordance with the instructions in the
                                           applicable Letter of Transmittal and Consent,
                                           but should not send certificates or effect a
                                           book-entry transfer of their Shares. Preferred
                                           Shareholders who wish to tender their Shares
                                           pursuant to the Offer must grant their consent
                                           by completing the applicable Letter of
                                           Transmittal and Consent. The same Letter of
                                           Transmittal and Consent may not be used to
                                           tender Shares and to grant consent with respect
                                           to Shares which are not being tendered. A
                                           Preferred Shareholder tendering a portion of his
                                           or her Shares and granting a consent with
                                           respect to other Shares without tendering such
                                           Shares must submit two separate Letters of
                                           Transmittal and Consent, one with respect to the
                                           tendered Shares and one with respect to the
                                           Shares for which a consent is granted but which
                                           are not tendered. See "Proposal and Consent
                                           Solicitation--Procedural Instructions."

Payment Date.............................  Promptly after approval of the Proposal.

Revocation of Consents...................  Executed consents may be revoked at any time prior to the time that the Proposal becomes
                                           effective, provided that a written, dated
                                           revocation which clearly identifies the consent
                                           being revoked is executed and delivered to the
                                           Depositary at the address set forth on the back
                                           cover of this document. A revocation may be in
                                           any written form validly signed by the record
                                           holder as of the Record Date as long as it
                                           clearly states that the consent previously given
                                           is no longer effective.

Solicitation Fee.........................  If the Proposal is approved, the Company will pay a solicitation fee to Soliciting Dealers of
                                           $.50 per Share for Shares that are not tendered
                                           pursuant to the Offer but in respect of which a
                                           consent is granted.

                                 QUESTIONS AND INFORMATION

Information Agent........................  Questions regarding how to tender and consent and requests for additional copies of this
                                           document and the applicable Letter of
                                           Transmittal and Consent should be directed to
                                           Georgeson & Company, Inc., the Information
                                           Agent, at (800) 223-2064 (toll free) or at its
                                           address on the back cover hereof.

Dealer Manager...........................  Questions regarding the terms of the Offer and the Consent Solicitation should be directed to
                                           Salomon Smith Barney, the Dealer Manager for the
                                           Offer and Solicitation Agent for the Consent
                                           Solicitation at (800) 558-3745 or at its address
                                           on the back cover hereof.

                               TERMS OF THE OFFER

NUMBER OF SHARES; PURCHASE PRICES

    Upon the terms and subject to the conditions described herein and in the applicable Letter of Transmittal and Consent, the Company will purchase any and all Shares that are validly tendered on or prior to the Expiration Date (and not properly withdrawn in accordance with "Terms of the Offer-- Withdrawal Rights") at the purchase price per Share listed below, net to the seller in cash:

                       $      per share for the 3.75% Series
                       $      per share for the 4 1/2% Series
                       $      per share for the 4.40% Series
                       $      per share for the 4.15% (1954) Series
                       $      per share for the 4.15% Series

    On                   , 1999, there were issued and outstanding 150,000
shares of the 3.75% Series; 40,000 shares of the 4 1/2% Series; 55,200 shares of the 4.40% Series; 35,200 shares of the 4.15% (1954) Series; and 14,000 shares of the 4.15% Series.

    The Offer is conditioned upon, among other things, the approval of the Proposal by holders of at least a majority of the votes of shares of the Outstanding Serial Preferred Stock entitled to be cast, considered together as one class. The Offer is subject to certain other conditions. The Offer for any one Series of Preferred is not conditioned upon any minimum number of shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred. See "Terms of the Offer-- Conditions of the Offer."

    The Offer is being sent to all persons in whose names Shares are registered
on the books of the Company as of the close of business on                   ,
1999 as well as to all persons in whose names Shares are registered on the books of the Company as of the Record Date. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record as of the Record Date, or Preferred Shareholders who acquire an irrevocable proxy from such record holders, are permitted to grant their consent to the Proposal and, accordingly, only such Preferred Shareholders may validly tender Shares pursuant to the Offer.

    NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED AND NO TENDERS WILL BE ACCEPTED IN RESPECT OF SHARES FOR WHICH A CONSENT TO THE PROPOSAL HAS NOT BEEN GRANTED. SUCH CONSENT IS GRANTED BY PROPERLY COMPLETING THE FORM OF CONSENT THAT IS A PART OF THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT.

EXPIRATION DATE; EXTENSION OF TENDER PERIOD

    With respect to each Series of Preferred, the Expiration Date for the Offer
is the later of 12:00 midnight, New York City time, on                   , 1999,
or the latest time and date to which the Offer with respect to such Series of Preferred is extended.

    The Company expressly reserves the right, in its sole discretion, and at any time and/or from time to time, to extend the period of time during which the Offer for any Series of Preferred is open by giving oral or written notice of such extension to the Depositary and by making a public announcement thereof, without extending the period of time during which the Offer for any other Series of Preferred is open. During any such extension, all Shares of the subject Series of Preferred previously tendered will remain subject to the Offer, except to the extent that such Shares may be withdrawn as set forth in "Terms of the Offer--Withdrawal Rights." There is no assurance whatsoever that the Company will exercise its right to extend the Offer for any Series of Preferred. The Company may decide, in its sole discretion, to

(i) decrease the number of Shares of any Series of Preferred being sought, (ii) increase or decrease the consideration offered in the Offer to holders of such Series of Preferred or (iii) increase or decrease the Soliciting Dealers' fees. If, at the time that notice of such increase or decrease is first published, sent or given to holders of such Series of Preferred in the manner specified herein and the Offer for such Series of Preferred is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first published, sent or given, then such Offer will be extended until at least the expiration of such ten business day period. The Company may be required to extend the Offer if certain other material changes are made. See "Terms of the Offer--Termination; Amendments." For purposes of the Offer, a "business day" means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

PROCEDURE FOR TENDERING SHARES

    TENDERING SHARES. To validly tender Shares pursuant to the Offer, Preferred Shareholders must either:

        (a) send to the Depositary, or arrange for the Depositary to receive, prior to the Expiration Date (at one of its addresses set forth on the back cover of this document), a properly completed and duly executed Letter of Transmittal and Consent together with any required signature guarantees and any other documents required by the Letter of Transmittal and Consent, and either (i) send to the Depositary, or arrange for the Depositary to receive, at one of such addresses, certificates for the Shares to be tendered or (ii) effect delivery of such Shares pursuant to the procedures for book-entry transfer described herein (in which case, a confirmation of such delivery must also be received by the Depositary); or

        (b) comply with the guaranteed delivery procedure described under "Guaranteed Delivery Procedure" below.

    A Preferred Shareholder who is the beneficial owner of Shares which are held by a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee to either (i) arrange for the record transfer of Shares to such Preferred Shareholder prior to tendering or (ii) direct such Shares be properly tendered (including granting a consent in respect thereof) on behalf of such Preferred Shareholder.

    In tendering, please use the applicable Letter of Transmittal and Consent:

          SERIES              COLOR
--------------------------  ---------
3.75%      Series
4 1/2%     Series
4.40%      Series
4.15%      (1954) Series
4.15%      Series

    The same Letter of Transmittal and Consent may not be used to tender Shares and to grant consent with respect to Shares which are not being tendered. A Preferred Shareholder tendering a portion of his or her Shares and granting a consent with respect to other Shares without tendering such Shares must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which a consent is granted but which are not tendered.

    SINCE A CONSENT IS NECESSARY IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER AND ONLY PREFERRED SHAREHOLDERS OF RECORD AS OF THE RECORD DATE ARE ENTITLED TO GRANT CONSENTS, PREFERRED SHAREHOLDERS WHO BECOME HOLDERS OF RECORD OF SHARES AFTER THE RECORD DATE AND WHO WISH TO TENDER SUCH SHARES MUST OBTAIN AND SUBMIT WITH THEIR TENDER AN

IRREVOCABLE PROXY FROM THE HOLDER OF RECORD OF SUCH SHARES AS OF THE RECORD DATE IN ORDER TO GRANT THEIR CONSENT TO THE PROPOSAL.

    The NYSE, the National Association of Securities Dealers, Inc. (the "NASD") and DTC have issued notices, informing their members and participants that the Shares will trade "with proxy" and that settlement of all trades occurring after the Record Date should include an irrevocable proxy from the holder of record of such Shares as of the Record Date.

    A tender of Shares made pursuant to any method of delivery set forth herein or in the applicable Letter of Transmittal and Consent in accordance with the terms hereof and such Letter of Transmittal and Consent will constitute a binding agreement between the tendering holder and the Company upon the terms and subject to the conditions of the Offer.

    The Depositary will establish an account with respect to the Shares at DTC (the "Book-Entry Transfer Facility") for purposes of the Offer within two business days after the date hereof, and any financial institution that is a participant in the system of the Book-Entry Transfer Facility may make delivery of Shares by causing the transfer of such Shares into the Depositary's account in accordance with the procedures of DTC's ATOP system. ALL TENDERS OF SHARES VIA DTC'S ATOP SYSTEM MUST BE ACCOMPANIED BY A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND CONSENT (TOGETHER WITH ANY OTHER REQUIRED DOCUMENTS) THAT MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE. Delivery of such Letter of Transmittal and Consent and any other required documents other than to the Depositary will not constitute a valid tender.

    If Shares are registered in the name of a person other than the signatory on the applicable Letter of Transmittal and Consent, or if not all Shares represented by a certificate are tendered in the Offer and the unpurchased Shares are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the Shares with the signature(s) on the Shares or stock powers guaranteed as described below. See Instructions 4, 6 and 7 to the Letter of Transmittal and Consent.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Shares that (i) it determines are not in proper form or (ii) the acceptance for payment of or payment for which may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice.

    FOR FURTHER INFORMATION IN TENDERING SHARES, CALL THE INFORMATION AGENT OR THE DEALER MANAGER OR CONSULT YOUR BROKER FOR ASSISTANCE.

    SIGNATURE GUARANTEES. In general, all signatures on a Letter of Transmittal and Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). However, signatures on a Letter of Transmittal and Consent need not be guaranteed if (a) the Letter of Transmittal and Consent is signed by the registered owner of the Shares tendered therewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Consent, (b) such Shares are tendered for the account of an Eligible Institution or (c) the Letter of Transmittal and Consent is being used solely for the purpose of voting with respect to Shares which are not being tendered pursuant to the Offer. See Instructions 1 and 5 of the Letter of Transmittal and Consent.

    GUARANTEED DELIVERY PROCEDURE. If a Preferred Shareholder desires to tender Shares pursuant to the Offer and such Preferred Shareholder's certificates are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such Shares may nevertheless be tendered if all of the following guaranteed delivery procedures are complied with:

        (i) such tender is made by or through an Eligible Institution;

        (ii) a properly completed and duly executed Notice of Guaranteed Delivery and Consent, substantially in the form provided by the Company herewith, is received (with any required signatures or signature guarantees) by the Depositary on or prior to the Expiration Date; and

        (iii) the certificates for all tendered Shares in proper form for transfer or a book-entry confirmation with respect to all tendered Shares, together with a properly completed and duly executed Letter of Transmittal and Consent and any other documents required by the Letter of Transmittal and Consent, are received by the Depositary no later than 5:00 p.m., New York City time, within three business days after the date of delivery of such Notice of Guaranteed Delivery and Consent.

    THE NOTICE OF GUARANTEED DELIVERY AND CONSENT MAY BE DELIVERED BY HAND OR MAILED TO THE DEPOSITARY AND MUST INCLUDE AN ENDORSEMENT BY AN ELIGIBLE INSTITUTION IN THE FORM SET FORTH IN SUCH NOTICE OF GUARANTEED DELIVERY AND CONSENT.

    In all cases, Shares shall not be deemed validly tendered unless a properly completed and duly executed Letter of Transmittal and Consent is received by the Depositary within the applicable time limits, and the consent of the record holder to the Proposal has been granted with respect to such Shares.

    AVOIDING BACKUP WITHHOLDING TAX WHEN TENDERING. To avoid federal income tax backup withholding equal to 31% of the gross payment made pursuant to the Offer or, alternatively, the Special Cash Payment, each tendering Preferred Shareholder and each non-tendering Preferred Shareholder who grants his or her consent to the Proposal must notify the Depositary of such Preferred Shareholder's correct taxpayer identification number and provide certain other information by properly completing and executing the Substitute Form W-9 included in the Letter of Transmittal and Consent (or, in the case of a foreign preferred shareholder, must complete and execute Form W-8 obtainable from the Depositary). See "Certain Federal Income Tax Considerations--Backup Withholding."

    EACH PREFERRED SHAREHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE OFFER.

WITHDRAWAL RIGHTS

    Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable, except
that they may be withdrawn after                   , 1999, unless previously
accepted for payment as provided herein.

    The consent accompanying any tendered Shares that are withdrawn will not be considered revoked unless the Preferred Shareholder specifically revokes such consent as described below under "Proposal and Consent Solicitation--Revocation of Consents."

    To be effective, a written notice of withdrawal must be timely received by the Depositary (at one of its addresses set forth on the back cover hereof) and must specify the name of the person who tendered the Shares to be withdrawn and the number of Shares to be withdrawn. If the Shares to be withdrawn have been delivered to the Depositary, a signed notice of withdrawal with signatures guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution) must be submitted prior to the release of such Shares. In addition, such notice must specify, in the case of Shares tendered by delivery of certificates, the name of the registered owner (if different from that of the tendering Preferred Shareholder) and the serial numbers shown on the particular certificates evidencing the Shares to be withdrawn or, in the case of Shares tendered by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares and the name of the registered holder (if different from the name of such account). Withdrawals may not be rescinded, and Shares withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn Shares may be re-tendered by again following the procedures described in "Terms of the Offer--Procedure for Tendering Shares" at any time prior to the Expiration Date.

    All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Company, in its sole discretion, and its determination will be final and binding. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification.

ACCEPTANCE OF SHARES FOR PAYMENT AND PAYMENT OF PURCHASE PRICE

    Upon the terms and subject to the conditions of the Offer, and as promptly as practicable after the Expiration Date, the Company will accept for payment (and thereby purchase) and pay for Shares validly tendered and not withdrawn as permitted in "Terms of the Offer--Withdrawal Rights." Thereafter, payment for all Shares accepted pursuant to the Offer will be made by the Depositary by check as promptly as practicable after the Expiration Date. Notwithstanding any other provision hereof, in all cases, payment for Shares accepted for payment pursuant to the Offer will be made promptly but only after timely receipt by the Depositary of certificates for, or a confirmation of a book-entry transfer with respect to, such Shares, a properly completed and duly executed Letter of Transmittal and Consent with any required signature guarantees and any other required documents. Accordingly, tendering Preferred Shareholders may be paid at different times depending upon when certificates for Shares or confirmations of book-entry transfers are actually received by the Depositary.

    The Company will be deemed to have accepted for payment (and thereby have purchased) Shares that are validly tendered and not withdrawn as, if and when it gives oral and written notice to the Depositary of its acceptance for payment of such Shares. The Company will pay for Shares that it has purchased pursuant to the Offer by depositing the purchase price therefor with the Depositary, which will act as agent for tendering Preferred Shareholders for the purpose of receiving payment from the Company and transmitting payment to such Preferred Shareholders. UNDER NO CIRCUMSTANCES WILL INTEREST ACCRUE OR BE PAID ON AMOUNTS TO BE PAID BY THE COMPANY TO TENDERING PREFERRED SHAREHOLDERS, REGARDLESS OF ANY EXTENSION OF THE OFFER OR DELAY IN MAKING SUCH PAYMENT. Certificates for all Shares not validly tendered or accepted for payment will be returned or, in the case of Shares tendered by book-entry transfer, such Shares will be credited to an account maintained with the Book-Entry Transfer Facility, as promptly as practicable, without expense to the tendering Preferred Shareholder.

    If the conditions to the Offer are not satisfied (or waived by the Company), the Company will not be obligated to purchase Shares pursuant to the Offer. See "Terms of the Offer--Conditions of the Offer."

    The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if not all Shares represented by a certificate are tendered in the Offer and the unpurchased Shares are to be registered in the name of, any person other than the registered owner of the Shares, or if tendered Shares are registered in the name of any person other than the person signing the Letter of Transmittal and Consent, the amount of any stock transfer taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Each Preferred Shareholder will be responsible for paying any income or gross receipts taxes imposed by any jurisdiction by reason of the sale of the Shares and/or the Special Cash Payment. See Instruction 6 to the Letter of Transmittal and Consent; see also "Proposal and Consent Solicitation-- Special Cash Payments" and "Certain Federal Income Tax Considerations."

CONDITIONS OF THE OFFER

    THE COMPANY WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSAL IS NOT APPROVED BY HOLDERS OF AT LEAST A MAJORITY OF THE VOTES OF SHARES OF THE OUTSTANDING SERIAL PREFERRED STOCK ENTITLED TO BE CAST, CONSIDERED TOGETHER AS ONE CLASS. SEE "PROPOSAL AND CONSENT
SOLICITATION--RECORD DATE; VOTING SECURITIES; REQUIRED VOTE."

    In addition, notwithstanding any other provision of the Offer, the Company will not be required to accept for payment or pay for any tendered Shares of any Series of Preferred, and may terminate or amend the Offer with respect to such Series of Preferred (by oral or written notice to the Depositary and timely public announcement) or may postpone (subject to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for prompt payment for or return of Shares) the acceptance for payment of, or payment for, Shares of such Series of Preferred that are tendered, if at any time on or after
                  , 1999, and on or before the Expiration Date, any of the following shall have occurred:

        (a) there shall have been threatened, instituted or pending any action or proceeding by any government or governmental, regulatory or administrative agency, authority or tribunal or any other person, domestic or foreign, or before any court, authority, agency or tribunal that (i) challenges the acquisition of Shares pursuant to the Offer or otherwise in any manner relates to or affects the Offer or (ii) in the reasonable judgment of the Company, would or might materially and adversely affect the business, condition (financial or otherwise), income, operations or prospects of the Company, or of EEC and its subsidiaries taken as a whole, or otherwise materially impair in any way the contemplated future conduct of the business of EEC or any of its subsidiaries or materially impair the Offer's contemplated benefits to the Company;

        (b) there shall have been any action threatened, pending or taken, or approval withheld, or any statute, rule, regulation, judgment, order or injunction threatened, proposed, sought, promulgated, enacted, entered, amended, enforced or deemed to be applicable to the Offer or EEC or any of its subsidiaries, by any legislative body, court, authority, agency or tribunal that, in the Company's reasonable judgment, would or might directly or indirectly (i) make the acceptance for payment of, or payment for, some or all of the Shares illegal or otherwise restrict or prohibit consummation of the Offer; (ii) delay or restrict the ability of the Company, or render the Company unable to accept for payment or pay for some or all of the Shares; (iii) materially impair the contemplated benefits of the Offer to the Company (including materially increasing the effective interest cost of certain types of unsecured debt); or (iv) materially affect the business, condition (financial or otherwise), income, operations or prospects of the Company, or of EEC and its subsidiaries taken as a whole, or otherwise materially impair in any way the contemplated future conduct of the business of EEC or any of its subsidiaries;

        (c) there shall have occurred (i) any significant decrease in the market price of the Shares of such Series of Preferred; (ii) any change in the general political, market, economic or financial conditions in the United States or abroad that, in the reasonable judgment of the Company, would or might have a material adverse effect on the Company's business, operations, prospects or ability to obtain financing generally or the trading in the Shares or other equity securities of the Company or EEC; (iii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation on, or any event that, in the Company's reasonable judgment, would or might affect the extension of credit by lending institutions in the United States; (iv) the commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; (v) any general suspension of trading in, or limitation on prices for securities on any national securities exchange or in the OTC; (vi) in the case of any of the foregoing existing at the time of the commencement of the Offer, in the Company's reasonable judgment, a material acceleration or worsening thereof; (vii) any decline in either the Dow Jones Industrial Average or the Standard & Poor's Composite 500 Stock Index by an amount in excess of 15% measured from the
    close of business on                   , 1999; or (viii) a decline in the
    ratings accorded any of the Company's securities by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Duff & Phelps, Inc. ("D&P") during the period beginning on the close of business on
                      , 1999, or an announcement by S&P, Moody's or D&P that it has placed any such rating under surveillance or review with negative implications;

        (d) any tender or exchange offer with respect to some or all of the Outstanding Serial Preferred Stock of the Company (other than the Offer) or other equity securities of the Company or EEC, or a merger, acquisition or other business combination proposal for the Company or EEC, shall have been proposed, announced or made by any person or entity; or

        (e) there shall have occurred any event or events that have resulted, or in the Company's reasonable judgment may result, in an actual or threatened change in the business, condition (financial or otherwise), income, operations, stock ownership or prospects of the Company, or of EEC and its subsidiaries taken as a whole; and, in the sole judgment of the Company, such event or events make it undesirable or inadvisable to proceed with the Offer or with such acceptance for payment or payment.

    The foregoing conditions (including the condition that the Proposal be approved) are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances (including any action or inaction by the Company) giving rise to the failure of any such condition to be satisfied, and any such condition may be waived by the Company, in whole or in part, at any time and from time to time in its sole discretion. A decision by the Company to terminate or otherwise amend the Offer, following the occurrence of any of the foregoing or the failure of any condition to be satisfied, with respect to one Series of Preferred will not create an obligation on behalf of the Company to terminate or otherwise amend in a similar manner the Offer with respect to any other Series of Preferred. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Company concerning the events described above will be final and binding on all parties.

TERMINATION; AMENDMENTS

    The Company expressly reserves the right, in its sole discretion, to, among other things, terminate the Offer and not accept for payment or pay for any Shares tendered (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires the Company either to pay the consideration offered or to return the Shares tendered promptly after the termination or withdrawal of the Offer), upon the occurrence of any of the conditions specified in "Terms of the Offer--Conditions of the Offer" (by giving oral or written notice of such termination to the Depositary, and making a public announcement thereof).

    Subject to compliance with applicable law, the Company further reserves the right, in its sole discretion, to amend the Offer in any respect. Amendments to the Offer may be made at any time or from time to time effected by public announcement thereof, such announcement, in the case of an extension, to be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Any public announcement made pursuant to the Offer will be disseminated promptly to Preferred Shareholders affected thereby in a manner reasonably calculated to inform such Preferred Shareholders of such change. Without limiting the manner in which the Company may choose to make a public announcement, except as required by applicable law, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by making a release to the Dow Jones News Service.

    If the Company materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Company will disclose promptly such change and extend the Offer to the extent required by Rules 13e-4(d)(2) and 13e-4(e)(2) under the Exchange Act. Those rules require that the minimum period during which the Offer must remain open following material changes in the terms of the Offer or information concerning the Offer (other than a change in price, a change in percentage of securities sought or a change in the dealer's solicitation fee) will depend on the facts and circumstances, including the relative materiality of such terms of information. The Securities and Exchange Commission (the "Commission") has stated that, in its view, an offer should remain open for a minimum of five business days from the date that a notice of such a material change is first published, sent or given. Pursuant to Rule 13e-4(f)(1), if the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that the Company publishes, sends or gives to Preferred Shareholders a notice that it will (i) increase or decrease the price it will pay for Shares, (ii) decrease the percentage of Shares it seeks, or (iii) increase or decrease the soliciting dealers' fees, the Offer will be extended until the expiration of such ten business day period.

    THE OFFER FOR ANY ONE SERIES OF PREFERRED IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. IF THE COMPANY EXTENDS OR AMENDS ANY OFFER WITH RESPECT TO ANY ONE SERIES OF PREFERRED FOR ANY REASON, THE COMPANY WILL HAVE NO OBLIGATION TO EXTEND OR AMEND THE OFFER FOR ANY OTHER SERIES OF PREFERRED.

                       PROPOSAL AND CONSENT SOLICITATION

INTRODUCTION

    In addition to the Offer, this document relates to the solicitation of consents by the Board of Directors of the Company with respect to the Proposal. A separate Consent Statement is being mailed to the holders of the Company's 6.30% Series, since the 6.30% Series is not included in the Offer.

    Under the Company's Charter, the Company cannot, without the consent, granted in writing without a meeting, or by a vote at a meeting, of the holders of at least a majority of the votes entitled to be cast by the holders of the aggregate number of shares of the Outstanding Serial Preferred Stock, considered together as one class, issue or assume any unsecured notes, debentures or other securities representing unsecured indebtedness, other than for the refunding of outstanding debt securities theretofore issued or assumed by the Company or for the redemption or retirement of all the shares of the Outstanding Serial Preferred Stock, if, immediately after such issue or assumption, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness then outstanding would exceed: (a) 10% of the sum of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Company and then to be outstanding and (ii) the capital and surplus of the Company as then stated on its books; plus (b) $10,000,000 (which additional amount was approved by the holders of the Company's serial preferred stock in 1957); in addition, unsecured indebtedness that the Company issues in connection with financing pollution control facilities is specifically excluded from the calculation of unsecured indebtedness pursuant to the consent of the holders of the Company's serial preferred stock given in 1975 (collectively the "Present Limitation"). At present, this would entitle the Company to have outstanding approximately $200 million in unsecured indebtedness, of which approximately $ million is presently outstanding, in addition to unsecured indebtedness issued or to be issued in connection with financing pollution control facilities. The Company is seeking the consent of the holders of the Outstanding Serial Preferred Stock to the issuance by the Company of up to $ of unsecured indebtedness in excess of the Present Limitation. The Company believes that the ability to issue additional unsecured indebtedness will provide the Company the flexibility to obtain financing on terms more advantageous to the Company than would otherwise be the case.

    Preferred Shareholders who wish to tender their Shares pursuant to the Offer must grant their consent to the Proposal. However, Preferred Shareholders need not tender their Shares in order to consent to the Proposal. Only holders of record of the Company's Outstanding Serial Preferred Stock as of the Record Date or persons obtaining an irrevocable proxy from such holders will be entitled to grant consents.

SPECIAL CASH PAYMENTS

    Subject to the terms and conditions set forth in this document, if, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but does not tender those Shares and the Proposal is approved, the Company will make the Special Cash Payment to such Preferred Shareholder in an amount equal to
$      for each such Share.

    PREFERRED SHAREHOLDERS WHO TENDER THEIR SHARES WILL NOT BE ENTITLED TO THE SPECIAL CASH PAYMENT. RATHER, SUCH PREFERRED SHAREHOLDERS WILL BE ENTITLED TO ONLY THE PURCHASE PRICE PER SHARE LISTED ON THE FRONT COVER OF THIS DOCUMENT.

    IF A HOLDER OF THE COMPANY'S OUTSTANDING SERIAL PREFERRED STOCK DOES NOT GRANT HIS OR HER CONSENT TO THE PROPOSAL OR ABSTAINS, SUCH HOLDER SHALL NOT BE ENTITLED TO THE SPECIAL CASH PAYMENT (REGARDLESS OF WHETHER THE PROPOSAL IS APPROVED).

RECORD DATE; VOTING SECURITIES; REQUIRED VOTE

    The Record Date for determining those holders of the Company's Outstanding Serial Preferred Stock entitled to grant consents to the Proposal will be
            , 1999. The Company has six series of Outstanding Serial Preferred Stock and the record holders of all shares of the Company's Outstanding Serial Preferred Stock will be considered together as one class with respect to the Proposal. Each share of Outstanding Serial Preferred Stock is entitled to one vote per share with respect to the Proposal. The shares of Outstanding Serial
Preferred Stock on             , 1999, are as follows:

                                                                                                         SHARES
SERIES                                                                                                 OUTSTANDING
-----------------------------------------------------------------------------------------------------  -----------
3.75% Series.........................................................................................     150,000
4 1/2% Series........................................................................................      40,000
4.40% Series.........................................................................................      55,200
4.15% (1954) Series..................................................................................      35,200
4.15% Series.........................................................................................      14,000
6.30% Series      ...................................................................................     250,000
                                                                                                       -----------
Total Votes Entitled to be Cast......................................................................     544,400

    The consent of the holders of record as of the Record Date of at least a majority of the votes of shares of the Outstanding Serial Preferred Stock entitled to be cast, considered together as one class, is required to approve the Proposal. Thus, in order for the Proposal to be approved, the Company must receive the consents of the holders representing at least 272,201 votes of shares of the Outstanding Series Preferred Stock.

    PLEASE NOTE THAT THE FOLLOWING ACTIONS WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT TO THE PROPOSAL: (A) FAILING TO PROPERLY EXECUTE, DATE AND RETURN A LETTER OF TRANSMITTAL AND CONSENT OR (B) EXECUTING, DATING AND RETURNING A CONSENT FORM MARKED "WITHHOLD CONSENT" OR "ABSTAIN" AS TO THE PROPOSAL. IF RETURNED CONSENT FORMS ARE EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

    The approval of the holders of the Company's common stock is not required for the Proposal to be approved, and no consent is being solicited from such holders.

CONSENTS

    The Company is a New York corporation and is, therefore, subject to the New York Business Corporation Law (the "BCL"). The BCL permits action without a meeting by less than unanimous written consent of shareholders where any provision in a certificate of incorporation so provides. The Company's Charter provides that so long as any shares of the Company's serial preferred stock are outstanding, a majority of the votes entitled to be cast by the holders of the aggregate number of shares of serial preferred stock then outstanding may consent in writing without a meeting to the Company's issuance of unsecured indebtedness in excess of the Present Limitation.

    The Proposal will become effective when duly completed, valid and unrevoked consents to the Proposal, signed by the holders of record as of the Record Date of at least a majority of the votes of shares of the Company's Outstanding Serial Preferred Stock entitled to be cast, are delivered to the Company. Consents accompanying tendered Shares will not be deemed delivered to the Company unless and until the tendered Shares are accepted for payment. Preferred Shareholders are requested to return their consents by the return date of
            , 1999.

    THE ENCLOSED CONSENT FORM, WHICH IS CONTAINED WITHIN THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT (AND THE NOTICE OF GUARANTEED DELIVERY AND CONSENT), IS BEING SOLICITED BY THE COMPANY'S BOARD, WHICH RECOMMENDS THAT YOU GRANT YOUR CONSENT TO THE PROPOSAL.

PROCEDURAL INSTRUCTIONS

    Only holders of record of the Company's Outstanding Serial Preferred Stock as of the Record Date or persons obtaining an irrevocable proxy from such holders will be entitled to grant their consents.

    If a Preferred Shareholder is a record holder of shares of Outstanding Serial Preferred Stock as of the close of business on the Record Date, such Preferred Shareholder may consent to, withhold consent to or abstain with respect to the Proposal by marking the "CONSENT," "WITHHOLD CONSENT" or "ABSTAIN" box, as applicable, within the applicable Letter of Transmittal and Consent (and the Notice of Guaranteed Delivery and Consent) and signing, dating and returning it promptly in the enclosed postage-paid envelope. PREFERRED SHAREHOLDERS GRANTING THEIR CONSENT TO THE PROPOSAL MUST USE THE CONSENT FORM THAT IS A PART OF THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT WHETHER OR NOT SHARES ARE BEING TENDERED PURSUANT TO THE OFFER.

    A Preferred Shareholder may grant a consent to the Proposal but not tender Shares pursuant to the Offer. In such case, the Preferred Shareholder should complete the consent form in the applicable Letter of Transmittal and Consent but should not send certificates or effect a book-entry transfer of his or her Shares. The same Letter of Transmittal and Consent may not be used to tender Shares and to grant consent with respect to Shares which are not being tendered. A Preferred Shareholder tendering a portion of his or her Shares and granting a consent with respect to other Shares without tendering such Shares must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which a consent is granted but which are not tendered.

    If a Preferred Shareholder withholds consent or abstains, any purported tender by such Preferred Shareholder will not be valid, and such Preferred Shareholder will not be entitled to receive either the purchase price per Share listed on the front cover of this document or the Special Cash Payment in respect of his or her Shares. Any beneficial owner of Shares who is not the registered holder of such Shares as of the Record Date (as would be the case for any beneficial owner whose Shares are registered in the name of such owner's broker, dealer, commercial bank, trust company or other nominees) must arrange with the record holder to execute and deliver a consent form on such beneficial owner's behalf.

    SINCE A CONSENT IS NECESSARY IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER AND ONLY PREFERRED SHAREHOLDERS OF RECORD AS OF THE RECORD DATE ARE ENTITLED TO GRANT CONSENTS, PREFERRED SHAREHOLDERS WHO BECOME HOLDERS OF RECORD OF SHARES AFTER THE RECORD DATE AND WHO WISH TO TENDER SUCH SHARES MUST OBTAIN AND SUBMIT WITH THEIR TENDER AN IRREVOCABLE PROXY FROM THE HOLDER OF RECORD OF SUCH SHARES AS OF THE RECORD DATE IN ORDER TO GRANT THEIR CONSENT TO THE PROPOSAL. AFTER THE RECORD DATE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY." SETTLEMENT OF ALL TRADES AFTER THE RECORD DATE SHOULD INCLUDE AN IRREVOCABLE PROXY FROM THE HOLDER OF RECORD OF SUCH SHARES AS OF THE RECORD DATE.

    All questions as to the form and the validity (including the time of receipt) of consents and the eligibility for the Special Cash Payment will be determined by the Company in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all consents that (i) it determines are not in proper form or (ii) the acceptance of or the payment of the Special Cash Payment with respect to which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any consent. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notice of any defect or irregularity in a consent, nor shall any of them incur any liability for failure to give any such notice.

REVOCATION OF CONSENTS

    Executed consents may be revoked at any time prior to the time that the Proposal becomes effective, provided that a written, dated revocation which clearly identifies the consent being revoked is executed and delivered to the Depositary at the address set forth on the back cover of this document. A revocation may be in any written form validly signed by the record holder as of the Record Date as long as it clearly states that the consent previously given is no longer effective.

    Withdrawal of Shares tendered pursuant to the Offer will not itself revoke a properly executed consent. Preferred Shareholders who wish to tender Shares pursuant to the Offer must grant their consent to the Proposal with respect to all such Shares. If a consent is withdrawn, the related Shares will not be deemed to have been validly tendered.

    All questions as to the form and validity (including time of receipt) of any notice of revocation will be determined by the Company, in its sole discretion, and its determination will be final and binding. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notification of any defect or irregularity in any notice of revocation or will incur any liability for failure to give any such notification.

APPRAISAL RIGHTS

    No appraisal rights under the BCL are available in connection with the Proposal.

COST OF SOLICITATION

    The Company will bear the cost of the solicitation of consents by the Board. Consents will be solicited by mail or by telephone. In addition, officers and employees of the Company and its affiliates may also solicit consents personally or by telephone; such persons will receive no additional compensation for these services. The Company has engaged Georgeson & Company, Inc. to act as Information Agent in connection with the Offer and the solicitation of consents for a fee of $15,000, and reasonable out-of-pocket expenses. The Information Agent has not been retained to make, and will not make, solicitations or recommendations, other than conveying information related to the recommendations of the Board, in connection with the Proposal.

    In connection with Salomon Smith Barney's engagement as Dealer Manager in connection with the Offer, employees of Salomon Smith Barney will communicate in person, by telephone or otherwise with Preferred Shareholders for the purpose of assisting in the solicitation of consents in connection with the Proposal. If the Proposal is approved, Salomon Smith Barney will receive a fee of $.50 per Share for Shares not tendered but in respect of which a valid consent is received. In addition, in connection with the solicitation of consents with respect to the 6.30% Series, if the Proposal is approved, Salomon Smith Barney will receive a fee of $.50 per share of the 6.30% Series in respect of which a valid consent is received. In connection with the Offer, Salomon Smith Barney may receive certain additional fees as described below under "Fees and Expenses."

    If the Proposal is approved, Soliciting Dealers who solicit consents will receive certain fees as described below under "Fees and Expenses."

    The Company has requested that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company's Outstanding Serial Preferred Stock held of record by such persons, and the Company will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The Company's Outstanding Serial Preferred Stock are the only securities of the Company whose consent is required with respect to the Proposal. There were
approximately             holders of record of shares of the Company's
Outstanding Serial Preferred Stock as of             , 1999.

    Generally, under Section 13(d) of the Exchange Act, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. No person or group is known by management of the Company to be the beneficial owner of more than 5% of the shares of the
Company's Outstanding Serial Preferred Stock as of             , 1999 and none
of the Company's directors or executive officers own any shares of the Company's Outstanding Serial Preferred Stock.

REASONS FOR THE PROPOSAL; CERTAIN EFFECTS OF THE PROPOSAL

    The Company believes that the approval of the Proposal would provide the Company with greater flexibility to obtain financing on terms more advantageous to the Company than would otherwise be the case. It would enable the Company to issue unsecured debt to meet future financing requirements and for other corporate purposes. Given that the utility industry is extremely capital intensive, controlling and minimizing financing costs are essential ingredients to operating efficiently in the new competitive environment. As competition has intensified in the utility industry, financial flexibility and financial cost structure has become increasingly important for the success of the Company.

    The Company believes that approval of the Proposal will play an important role in increasing the financial flexibility and improving the financial cost structure of the Company. Historically, the Company's long-term debt financing has been accomplished through the issuance of first mortgage bonds. The issuance of first mortgage bonds is generally more costly to the Company than unsecured indebtedness because of the added expense of the New York mortgage recording tax, which is generally approximately 0.8% of the principal amount of bonds being issued. The Company anticipates changing the mix of debt securities toward more issuances on an unsecured basis.

    At present, the Company cannot have outstanding more than approximately $200 million of unsecured indebtedness (in addition to unsecured indebtedness issued or to be issued to finance pollution control facilities) without the required consent of the Company's Outstanding Serial Preferred Stock but can incur secured indebtedness without such consent. Accordingly, to the extent the Proposal allows the Company to incur a greater amount of total indebtedness, and such indebtedness increases the credit risks of the Company, the market price and credit rating of the Outstanding Serial Preferred Stock could decline.

                        PRICE RANGE OF SHARES; DIVIDENDS

    The 3.75% Series is traded on the NYSE, under the symbol "      ," while the
4 1/2% Series, 4.40% Series, 4.15% (1954) Series, and 4.15% Series are traded in
the OTC under the symbols "            ," "            ," "            ," and
"            ," respectively. On       , 1999 the last reported sale price on
the NYSE for the 3.75% Series was $            , and the last reported bid
quotation as reported by the National Quotation Bureau, LLC was $            for
the 4 1/2% Series, $      for the 4.40% Series, $            for the 4.15%
(1954) Series and $      for the 4.15% Series. However, Preferred Shareholders
should be aware that the Shares of each Series of Preferred trade only sporadically and on a limited basis and, therefore, the last reported sales price may not necessarily reflect the then-current market value of the Shares.

    PREFERRED SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS, IF AVAILABLE, FOR THE SHARES.

    The following table sets forth the cash dividends paid for the fiscal quarters indicated for each Series of Preferred, and the high and low sales price of the 3.75% Series on the NYSE and the range of high and low bid quotations in the OTC for the 4 1/2% Series, 4.40% Series, 4.15% (1954) Series and 4.15% Series.

               DIVIDENDS AND PRICE RANGES OF SERIES OF PREFERRED
         BY QUARTERS (1997, 1998 AND 1999 (THROUGH             , 1999))

                                        1997--QUARTERS                         1998--QUARTERS                  1999
                                -------------------------------  ------------------------------------------  ---------
                                   2ND        3RD        4TH        1ST        2ND        3RD        4TH        1ST
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
3.75% SERIES
Dividends Per Share...........  $   .9375  $   .9375  $   .9375  $   .9375  $   .9375  $   .9375  $   .9375  $   .9375
Sales Price--$ Per Share......
  --High......................
  --Low.......................

4 1/2% SERIES
Dividends Per Share...........  $   1.125  $   1.125  $   1.125  $   1.125  $   1.125  $   1.125  $   1.125  $   1.125
Bid Quotations--$ Per Share...
  --High......................
  --Low.......................

4.40% SERIES
Dividends Per Share...........  $   1.110  $   1.110  $   1.110  $   1.110  $   1.110  $   1.110  $   1.110  $   1.110
Bid Quotations--$ Per Share...
  --High......................
  --Low.......................

4.15% (1954) SERIES
Dividends Per Share...........  $  1.0375  $  1.0375  $  1.0375  $  1.0375  $  1.0375  $  1.0375  $  1.0375  $  1.0375
Bid Quotations--$ Per Share...
  --High......................
  --Low.......................

4.15% SERIES
Dividends Per Share...........  $  1.0375  $  1.0375  $  1.0375  $  1.0375  $  1.0375  $  1.0375  $  1.0375  $  1.0375
Bid Quotations--$ Per Share...
  --High......................
  --Low.......................

------------------------

Dash indicates no reported sales during the quarter.

    The holders of the Company's Outstanding Serial Preferred Stock are entitled to receive, if, when and as declared by the Board, cash dividends at the annual rate specified for such preferred stock, and no more, cumulative and payable quarterly on each January 1, April 1, July 1 and October 1. To date, the Company has timely made all quarterly dividend payments on the Company's Outstanding Serial Preferred Stock.

    The April 1999 dividend has been declared on the Company's Outstanding Serial Preferred Stock, payable on April 1, 1999 to holders of record on March 10, 1999. A tender and purchase of Shares pursuant to the Offer will not deprive a Preferred Shareholder of his or her right to receive the April 1999 dividend on Shares held of record on March 10, 1999, regardless of whether such Shareholder tenders his or her Shares in the Offer prior to that date. Tendering Preferred Shareholders will not be entitled to any dividends in respect of any later dividend periods (or any portion thereof).

               PURPOSE OF THE OFFER; CERTAIN EFFECTS OF THE OFFER

    The Company believes that the purchase of the Shares and approval of the Proposal at this time will provide the Company the flexibility to obtain financing on terms more advantageous to the Company than would otherwise be the case. In addition, the Offer gives Preferred Shareholders the opportunity to sell their Shares at a price which the Company believes to be a premium to generally prevailing market prices on the date of the announcement of the Offer without the usual transaction costs associated with a market sale. The Company expects to cancel any Shares purchased pursuant to the Offer and restore such Shares to the status of authorized but unissued shares.

    TRADING AND LIQUIDITY. Any purchase of Shares of any Series of Preferred by the Company in the Offer will reduce the number of Shares of that Series of Preferred that might otherwise trade publicly or become available for purchase and/or sale and will likely reduce the number of owners of Shares of that Series of Preferred, which could adversely affect the liquidity and market value and increase the price volatility of the Shares of that Series of Preferred not purchased in the Offer.

    Equity securities which are less liquid because of a smaller outstanding market value available for trading (the "float") may command a lower price than would comparable equity securities with a greater float. Therefore, the market price for Shares of a Series of Preferred that are not tendered and purchased in the Offer may be affected adversely to the extent that the amount of Shares of that Series of Preferred purchased pursuant to the Offer reduces the float. The reduced float of a Series of Preferred may also make the trading price of the Shares of that Series of Preferred that are not tendered and accepted for payment more volatile. If the Offer is completed with respect to any Series of Preferred, there can be no assurance that any trading market will exist for such Series of Preferred following consummation of the Offer. To the extent a market continues to exist for the Shares following consummation of the Offer for a Series of Preferred, Shares of that Series of Preferred may trade at a discount compared to current trading, depending on the market for shares with similar features, the performance of the Company and other factors. There is no assurance that an active market in the Shares will exist and no assurance as to the prices at which the Shares may trade following the Offer.

    The Shares are currently registered under Section 12(g) of the Exchange Act, except the 3.75% Series, which is registered under Section 12(b) of the Exchange Act. If the Shares currently registered under Section 12(g) of the Exchange Act are no longer held by 300 or more owners of record, the Company may apply to the Commission for termination of such registration. In addition, the Company may apply to delist and deregister the 3.75% Series. Such actions may substantially reduce the information required to be furnished by the Company to holders of the Shares and could make certain provisions of the Exchange Act no longer applicable to the Company.

    As of             , 1999, there were       registered holders of the 3.75%
Series,       registered holders of the 4 1/2% Series,       registered holders
of the 4.40% Series,   registered holders of the 4.15% (1954) Series, and
registered holders of the 4.15% Series.

    FUTURE PURCHASES. After the consummation of the Offer, the Company may purchase additional Shares on the open market, in privately negotiated transactions, through one or more tender offers, or otherwise. However, there can be no assurance the Company will effect any such purchase. Any such purchase may be on the same terms as, or on terms which are more or less favorable to holders of Shares than, the terms of the Offer. However, Rule 13e-4(f)(6) under the Exchange Act prohibits the Company and its affiliates from purchasing any Shares of a Series of Preferred, other than pursuant to the Offer, until at least ten business days after the Expiration Date with respect to that Series of Preferred. Any future purchases of Shares by the Company would depend on many factors, including the market price of the Shares, the Company's business and financial position, and legal restrictions on the Company's ability to purchase Shares, as well as general economic and market conditions.

    REDEMPTION OF SHARES; TERMS OF PREFERRED. Preferred Shareholders are not under any obligation to tender Shares pursuant to the Offer. The Offer does not constitute a notice of redemption of any Series of Preferred pursuant to the Company's Charter, nor does the Company intend to effect any such redemption by making the Offer. Further, the Offer does not constitute a waiver by the Company of any option it has to redeem Shares.

    Shares which are not tendered will continue to be subject to their current redemption and liquidation provisions. The Series of Preferred are redeemable at the option of the Company in whole or in part upon not less than thirty days and not more than ninety days notice at the applicable redemption prices plus accrued and unpaid dividends up to the date fixed for redemption. The 3.75% Series is redeemable at a price equal to $104.00 per share, the 4 1/2% Series is redeemable at a price equal to $103.75 per share, the 4.40% Series is redeemable at a price equal to $102.00 per share, the 4.15% (1954) Series is redeemable at a price equal to $102.00 per share and the 4.15% Series is redeemable at a price equal to $101.00 per share. The holders of the Series of Preferred have no preemptive or conversion rights.

    The amount or amounts per share payable in cash to the holders of a Series of Preferred on any voluntary or involuntary liquidation, dissolution or winding-up of the Company will be the amount or amounts (not less than the par value thereof plus all dividends accumulated and unpaid thereon) fixed for such Series of Preferred, and no more, before any amount may be paid to, or assets distributed among, holders of stock ranking junior to such Series of Preferred. The amount per share payable on a Series of Preferred in the event of any voluntary liquidation, dissolution or winding-up of the Company shall be the amount per share at which such Shares could be redeemed (other than through a sinking fund, if any) as set forth above, and the amount per share payable on the Series of Preferred in the event of any involuntary liquidation, dissolution or winding-up shall be the par value thereof, together in each case with an amount equal to accrued unpaid dividends to the date of such liquidation, dissolution or winding-up.

    FUTURE CORPORATE ACTION. Following the consummation of the Offer, the Company expects that the business and operations of the Company will be continued substantially as they are currently being conducted. Except as disclosed herein and in the documents incorporated by reference, the Company has no plans or proposals that would relate to or result in (a) the acquisition by any person or entity of additional securities of the Company or the disposition of securities of the Company, other than in the ordinary course of business; (b) an extraordinary corporate transaction, such as a merger, reorganization, or liquidation, involving the Company; (c) a sale or transfer of a material amount of assets of the Company; (d) any change in the present Board or management of the Company; (e) any material change in the present dividend rate or policy, or indebtedness or capitalization of the Company; (f) any other material change in the Company's corporate structure or business; (g) any change in the Charter or any actions that may impede the acquisition of control of the Company by any person; (h) a class of equity securities of the Company being delisted from a national securities exchange; (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act; or (j) the suspension of the Company's obligation to file reports pursuant to Section 15(d) of the Exchange Act.

    However, in order to adapt to the increasingly competitive environment in which EEC and the Company operate, they will evaluate and consider a wide array of potential business strategies. These may include business combinations or acquisitions involving other utility or non-utility businesses or properties, and internal restructurings or reorganizations involving EEC and/or the Company. Furthermore, the Company and its affiliates may engage in other new business ventures. Pursuit of any of the above strategies, or any combination thereof, may significantly affect the business operations and financial condition of the Company and its affiliates.

    NONE OF THE COMPANY, THE BOARD, NOR ANY OF THE COMPANY'S OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER SHARES IN THE OFFER. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

                                RATING AGENCIES

    Moody's and S&P (the "Rating Agencies") have been advised of the Proposal. The Rating Agencies have advised the Company that the adoption of the Proposal, in and of itself, will not result in a reduction of the Outstanding Serial Preferred Stock's current ratings.

    Ratings are not recommendations to purchase, hold or sell shares of the Outstanding Serial Preferred Stock inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to the Rating Agencies by the Company and obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following summary describes certain United States federal income tax considerations with respect to the sale of Shares pursuant to the Offer and the receipt of Special Cash Payments in connection with the approval of the Proposal. This summary is based on the Internal Revenue Code of 1986, as amended to the date hereof (the "Code"), administrative pronouncements, judicial decisions and existing and proposed Treasury Regulations, changes to any of which subsequent to the date of this document may adversely affect the tax consequences described herein, possibly on a retroactive basis. This summary is addressed to Preferred Shareholders who hold Shares as capital assets within the meaning of Section 1221 of the Code. This summary does not discuss all of the tax consequences that may be relevant to a Preferred Shareholder in light of such Preferred Shareholder's particular circumstances or to Preferred Shareholders subject to special rules (including certain financial institutions, tax-exempt organizations, insurance companies, dealers in securities or currencies, or Preferred Shareholders who acquired their Shares as part of a hedge or hedging transaction or as a position in a straddle for tax purposes). PREFERRED SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH REGARD TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAXING JURISDICTION.

    As used herein, the term "United States Preferred Shareholder" means (i) a citizen or resident of the United States for United States federal income tax purposes; (ii) a corporation or partnership created or organized in or under the laws of the United States or of any political subdivision thereof; (iii) an estate the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust. A "Non-United States Preferred Shareholder" is a Preferred Shareholder that is not a United States Preferred Shareholder.

TAX CONSIDERATIONS FOR TENDERING PREFERRED SHAREHOLDERS

    UNITED STATES PREFERRED SHAREHOLDERS. A United States Preferred Shareholder will recognize a gain or loss equal to the difference between the tax basis of such Preferred Shareholder's Shares and the amount of cash received in exchange therefor. A United States Preferred Shareholder's gain or loss will be a capital gain or loss. Capital gains of individuals derived in respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

    NON-UNITED STATES PREFERRED SHAREHOLDERS. Any capital gain realized upon the sale of Shares by a Non-United States Preferred Shareholder pursuant to the Offer generally will not be subject to United States federal income tax unless
(i) such gain is effectively connected with the conduct of a trade or business in the United States of the Non-United States Preferred Shareholder, or (ii) in the case of a Non-United States Preferred Shareholder who is an individual, such individual is present in the United States for 183 days or more in the taxable year of such sale or exchange and certain other conditions are met. A Non-United States Preferred Shareholder described in clause (i) above will be taxed on the net capital gain derived from the sale at applicable graduated individual or corporate rates. Any such effectively connected income received by a foreign corporation may be subject to an additional "branch profits tax" at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty). Unless an applicable tax treaty provides otherwise, an individual Non-United States Preferred Shareholder described in clause (ii) above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States losses (notwithstanding the fact that the individual is not considered a resident of the United States).

TAX CONSIDERATIONS FOR NON-TENDERING PREFERRED SHAREHOLDERS

    UNITED STATES PREFERRED SHAREHOLDERS. There is no direct authority concerning the federal income tax consequences of the receipt of Special Cash Payments. The Company will, for information reporting purposes, treat Special Cash Payments as ordinary non-dividend income to recipient United States Preferred Shareholders.

    NON-UNITED STATES PREFERRED SHAREHOLDERS. The Company will treat Special Cash Payments paid to a Non-United States Preferred Shareholder as subject to withholding of United States federal income tax at a 30% rate. However, Special Cash Payments that are effectively connected with the conduct of a trade or business by the Non-United States Preferred Shareholder within the United States are not subject to the withholding tax (provided such Non-United States Preferred Shareholder provides two originals of IRS Form 4224 stating that such Special Cash Payments are so effectively connected), but instead are subject to United States federal income tax on a net income basis at applicable graduated individual or corporate rates. Any such effectively connected Special Cash Payments received by a foreign corporation may be subject to an additional "branch profits tax" at a 30% rate (or such lower rates as may be specified by an applicable income tax treaty).

    A Non-United States Preferred Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

BACKUP WITHHOLDING

    ANY UNITED STATES PREFERRED SHAREHOLDER WHO FAILS TO COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 THAT IS INCLUDED IN THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT (OR, IN THE CASE OF A NON-UNITED STATES PREFERRED SHAREHOLDER, FORM W-8, OBTAINABLE FROM THE DEPOSITARY) MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX BACKUP WITHHOLDING OF 31% OF THE GROSS PROCEEDS PAYABLE TO SUCH PREFERRED SHAREHOLDER PURSUANT TO THE OFFER OR, ALTERNATIVELY, THE SPECIAL CASH PAYMENT. To prevent backup withholding, a United States Preferred Shareholder must provide the Depositary with the Preferred Shareholder's correct taxpayer identification number and certify that the Preferred Shareholder is not subject to backup withholding of federal income tax by completing the Substitute Form W-9 included in the applicable Letter of Transmittal and Consent. Certain Preferred Shareholders (including, among others, all corporations and certain foreign shareholders) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a Non-United States Preferred Shareholder to qualify as an exempt recipient, the Non-United States Preferred Shareholder must submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A copy of Form W-8 may be obtained from the Depositary. Any amount paid to Non-United States Preferred Shareholders that is subject to the 31% backup withholding will not be subject to the 30% withholding tax discussed above under "Tax Considerations for Non-Tendering Preferred Shareholders--Non-United States Preferred Shareholders."

    The amount of any backup withholding from a payment to a Preferred Shareholder will be allowed as a credit against such Preferred Shareholder's United States federal income tax liability and may entitle such Preferred Shareholder to a refund, provided that the required information is furnished to the Internal Revenue Service.

                           SOURCE AND AMOUNT OF FUNDS

    Assuming that the Company purchases all outstanding Shares pursuant to the Offer, the total amount required by the Company to purchase such Shares will be
approximately $         million, including fees and other expenses. The Company
intends to fund the Offer through the issuance of commercial paper.

               TRANSACTIONS AND AGREEMENTS CONCERNING THE SHARES

    Based upon the Company's records and upon information provided to the Company by its directors and executive officers, neither the Company nor any of its affiliates, directors or executive officers, or associates of the foregoing, has engaged in any transactions involving Shares during the 40 business days preceding the date hereof. Neither the Company nor, to the knowledge of the Company, any of its directors or executive officers or an associate of the foregoing, is a party to any contract, arrangement, understanding or relationship relating directly or indirectly to the Offer with any other person or entity with respect to any securities of the Company.

                               FEES AND EXPENSES

    DEALER MANAGER FEES. Salomon Smith Barney Inc. will act as Dealer Manager for the Company in connection with the Offer. The Company has agreed to pay the Dealer Manager a fee of an amount equal to $.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer and $.50 per Share for any Shares with respect to which a consent is granted but not tendered pursuant to the Offer. The Dealer Manager will also be reimbursed by the Company for its reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including certain liabilities under the federal securities laws, in connection with the Offer and the Consent Solicitation. The Dealer Manager has rendered, is currently rendering and is expected to continue to render various investment banking services to the Company. The Dealer Manager has received, and will continue to receive, customary compensation from the Company for such services.

    The Company has retained ChaseMellon Shareholder Services, L.L.C., as Depositary, and Georgeson & Company, Inc., as Information Agent, in connection with the Offer and the Consent Solicitation. The Depositary and Information Agent will receive reasonable and customary compensation for their services and will also be reimbursed for reasonable out-of-pocket expenses, including attorney fees. Neither the Depositary nor the Information Agent has been retained to make solicitations or recommendations in connection with the Offer and the Consent Solicitation.

    SOLICITED TENDER FEES. The Company will pay a solicitation fee to Soliciting Dealers of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, the Company will pay a solicitation fee equal to $1.00 per Share). If the Proposal is approved, the Company will pay a solicitation fee to Soliciting Dealers of $.50 per Share for Shares that are not tendered pursuant to the Offer but in respect of which a consent to the Proposal is granted. With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager).

    A designated Soliciting Dealer is an entity obtaining the tender and/or consent, if the applicable Letter of Transmittal and Consent shall include its name under the heading "Solicited Tenders and/or Consents," and it is (a) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company.

    No such solicitation fee shall be payable to a Soliciting Dealer with respect to the tender and/or consent of Shares by a holder unless the Letter of Transmittal and Consent accompanying such tender and/ or consent designates such Soliciting Dealer. No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered or for which a consent has been granted for such Soliciting Dealer's own account. If tendered Shares or Shares for which a consent has been granted are registered in the name of such Soliciting Dealer, no such fee shall be payable unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered, and/or a consent is being granted for the benefit of one or more beneficial owners identified on the applicable Letter of Transmittal and Consent and such beneficial owner has designated such Soliciting Dealer. Beneficial owners should complete the "Solicited Tenders and/or Consents" box in the accompanying Letter of Transmittal and Consent to designate a Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer and Consent Solicitation.

    Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer and Consent Solicitation consist solely of forwarding to clients materials relating to the Offer and Consent Solicitation, including the applicable Letter of Transmittal and Consent, and tendering Shares or granting consents as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer or whether to grant or refrain from granting a consent. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered or consents" or "forwarding to customers materials regarding the Offer and Consent Solicitation."

    By accepting any solicitation fee, a person shall be deemed to have represented that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by the Company pursuant to the Offer, except in certain circumstances where special payment or delivery procedures are utilized pursuant to Instruction 6 of the accompanying Letter of Transmittal and Consent.

                   CERTAIN INFORMATION REGARDING THE COMPANY

    The Company is a combination electric and gas utility company engaged in the business of transmitting and delivering electricity, transporting and delivering natural gas and generating electricity from its nuclear and hydroelectric stations. The service territory, most of which is located outside the corporate limits of cities, is in the central, eastern and western parts of the State of New York. The service territory has an area of approximately 19,800 square miles and a population of approximately 2,400,000. The mailing address of the principal executive office of the Company is P.O. Box 3287, Ithaca, New York, 14852-3287, and the telephone number is (607) 347-4131.

    On May 1, 1998, EEC became the parent of the Company pursuant to an Agreement and Plan of Share Exchange between EEC and the Company. Each share of the Company's outstanding common stock was exchanged for one share of EEC's common stock. The Company's common stock was then delisted from the NYSE. The serial preferred stock and debt of the Company were not exchanged and remain securities of the Company.

    The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, including the Company. Such information about the Company is also available at the offices of the NYSE, 20 Broad Street, New York, New York 10005. In connection with the Offer, the Company has filed an Issuer Tender Offer Statement on Schedule 13E-4 with the Commission that includes certain additional information relating to the Offer. The Company's Schedule 13E-4 will not be available at the Commission's regional offices.

                        SUMMARY OF FINANCIAL INFORMATION

    Set forth below is certain historical financial information of the Company. The historical financial information (other than the ratios of earnings to fixed charges) was derived from the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and from the unaudited financial statements included in the Company's Quarterly Reports on Form 10-Q for the periods ended September 30, 1998 and September 30, 1997. Additional financial information is incorporated by reference herein as described below.

                                                                                        NINE MONTHS (UNAUDITED)
                                                            YEAR ENDED DECEMBER 31,       ENDED SEPTEMBER 30,
                                                           --------------------------  --------------------------
                                                               1997          1996          1998          1997
                                                           ------------  ------------  ------------  ------------
Operating Revenue (000)..................................  $  2,129,989  $  2,067,532  $  1,531,851  $  1,551,336
Net Income (000).........................................  $    184,553  $    178,241  $    156,408  $    136,529
Ratio of Earnings to Fixed Charges.......................          3.38          3.24          3.82          3.46
Ratio of Earnings to Fixed Charges
  and Preferred Stock Dividends..........................          3.22          3.09          3.64          3.29
Utility Plant, net (000).................................  $  3,870,168  $  3,924,079  $  2,744,866  $  3,868,083

                                                                       AS OF SEPTEMBER 30,
                                                                           1998 ($000)
                                                                       --------------------
Long-term Debt.......................................................  $1,414,297      57.8%
Preferred Stock......................................................  $ 129,440        5.3%
Common Equity........................................................  $ 903,049       36.9%
                                                                       ---------  ---------
    Total Capitalization (excluding current maturities)..............  $2,446,786     100.0%

                    INCORPORATION OF ADDITIONAL INFORMATION

    The financial statements of the Company and related information included in its Annual Report on Form 10-K for the year ended December 31, 1997, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, each as filed with the Commission, are hereby incorporated by reference. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this document and prior to the Expiration Date shall be deemed to be incorporated by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this document to the extent that a statement contained herein or in any other subsequently filed document which is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this document.

    The Company will provide without charge to each person to whom a copy of this document has been delivered, on the written or oral request of any such person, a copy of any or all of its documents described above which have been incorporated or are deemed to be incorporated by reference in this document, other than exhibits to such documents. Such requests should be directed to Shareholder Services, New York State Electric & Gas Corporation, P.O. Box 3200, Ithaca, New York 14852-3200, telephone number (800) 225-5643. The information relating to the Company contained in this document does not purport to be comprehensive and should be read together with the information contained in the documents incorporated or deemed to be incorporated by reference.

                                 MISCELLANEOUS

    The Offer is not being made to, nor will the Company accept tenders from, owners of Shares in any jurisdiction in which the Offer or its acceptance would not be in compliance with the laws of such jurisdiction. The Company is not aware of any jurisdiction where the making of the Offer or the tender of Shares would not be in compliance with applicable law. If the Company becomes aware of any jurisdiction where the making of the Offer or if the tender of Shares is not in compliance with any applicable law, the Company will make a good faith effort to comply with such law. If, after such good faith effort, the Company cannot comply with such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the owners of Shares residing in such jurisdiction. In any jurisdiction in which the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on the Company's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                                       NEW YORK STATE ELECTRIC & GAS CORPORATION

                     QUESTIONS AND REQUESTS FOR ASSISTANCE

    ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR RESPECTIVE TELEPHONE NUMBERS AND ADDRESSES LISTED BELOW. REQUESTS FOR ADDITIONAL COPIES OF THIS OFFER TO PURCHASE AND CONSENT STATEMENT, THE LETTER OF TRANSMITTAL AND CONSENT OR OTHER TENDER OFFER OR CONSENT MATERIALS SHOULD BE DIRECTED TO THE INFORMATION AGENT, AND SUCH COPIES WILL BE FURNISHED PROMPTLY AT THE COMPANY'S EXPENSE. PREFERRED SHAREHOLDERS MAY ALSO CONTACT THEIR BROKER, DEALER, COMMERCIAL BANK OR TRUST COMPANY FOR ASSISTANCE CONCERNING THE OFFER.

                              THE DEALER MANAGER:
                              SALOMON SMITH BARNEY
                              390 Greenwich Street
                            New York, New York 10013
                     Attention: Liability Management Group
                                 (800) 558-3745

                             THE INFORMATION AGENT:
                           GEORGESON & COMPANY, INC.
                                   [address]
                          [(800) 223-2064 (toll free)
                                       or
                            Banks and Brokers call:
                               (212)            ]

    FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL AND CONSENT WILL NOT BE ACCEPTED. THE LETTER OF TRANSMITTAL AND CONSENT, TOGETHER WITH ANY OTHER REQUIRED DOCUMENTS, AND, IF APPLICABLE, CERTIFICATES FOR SHARES MUST BE SENT OR DELIVERED BY EACH TENDERING OR CONSENTING PREFERRED SHAREHOLDER TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                                THE DEPOSITARY:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

          BY MAIL:                       BY HAND:                 BY OVERNIGHT COURIER:
   ChaseMellon Shareholder        ChaseMellon Shareholder        ChaseMellon Shareholder
       Services, L.L.C.              Services, L.L.C.               Services, L.L.C.
    Post Office Box 3301         120 Broadway, 13th Floor        85 Challenger Road-Mail
 South Hackensack, NJ 07606         New York, NY 10271                 Drop-Reorg
    Attn: Reorganization           Attn: Reorganization         Ridgefield Park, NJ 07660
          Department                    Department                Attn: Reorganization
                                                                       Department

                       LETTER OF TRANSMITTAL AND CONSENT
                                  TO ACCOMPANY
                    SHARES OF      PAR VALUE $100 PER SHARE
                     (THE "SHARES") CUSIP NUMBER
                                       OF
                   NEW YORK STATE ELECTRIC & GAS CORPORATION
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                    AT A PURCHASE PRICE OF $       PER SHARE
                                     AND/OR
                   VOTED PURSUANT TO THE CONSENT STATEMENT OF
                   NEW YORK STATE ELECTRIC & GAS CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
     NEW YORK CITY TIME, ON           , 1999, UNLESS THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").

TO:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

           BY MAIL:                        BY HAND                  BY OVERNIGHT COURIER:

   ChaseMellon Shareholder         ChaseMellon Shareholder         ChaseMellon Shareholder
       Services, L.L.C.                Services, L.L.C.                Services, L.L.C.
     Post Office Box 3301          120 Broadway, 13th Floor     85 Challenger Road--Mail Drop-
  South Hackensack, NJ 07606          New York, NY 10271                    Reorg
    Attn:  Reorganization           Attn:  Reorganization         Ridgefield Park, NJ 07660
          Department                      Department                Attn:  Reorganization
                                                                          Department

--------------------------------------------------------------------------------

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))
--------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND CONSENT IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

                       YOU MUST CHECK ONE BOX:
                        / / I AM TENDERING AND CONSENTING
                        / / I AM CONSENTING ONLY.

    If you are tendering some Shares you hold and only consenting with respect to other Shares you hold, you must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which you are only consenting.

    DO NOT SEND ANY CERTIFICATES OR DOCUMENTS TO SALOMON SMITH BARNEY, GEORGESON & COMPANY, INC., NEW YORK STATE ELECTRIC & GAS CORPORATION (THE "COMPANY") OR THE BOOK-ENTRY TRANSFER FACILITY.

    THIS LETTER OF TRANSMITTAL AND CONSENT IS ONLY FOR THE    SERIES. BE SURE
THAT THIS IS THE SERIES OF PREFERRED WITH RESPECT TO WHICH YOU ARE TENDERING HEREWITH OR GRANTING A CONSENT HEREBY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED. IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND CONSENT
STATEMENT DATED             , 1999 (WHICH TOGETHER WITH THIS LETTER OF
TRANSMITTAL AND CONSENT CONSTITUTE THE "OFFER") OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT, PLEASE CONTACT GEORGESON & COMPANY, INC., THE INFORMATION AGENT, AT TELEPHONE (800) 223-2064 (TOLL FREE). BANKS AND BROKERS SHOULD CALL
            .

    PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED CONSENT TO THE PROPOSAL. HOWEVER, IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. INCLUDED IN THIS LETTER OF TRANSMITTAL AND CONSENT IS A FORM FOR GRANTING SUCH CONSENT.

    IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED
SHAREHOLDERS WHO BECOME HOLDERS OF RECORD OF SHARES AFTER           , 1999 (THE
"RECORD DATE") AND WHO WISH TO TENDER SUCH SHARES MUST OBTAIN AND SUBMIT WITH THEIR TENDER AN IRREVOCABLE PROXY FROM THE HOLDER OF RECORD OF SUCH SHARES AS OF THE RECORD DATE IN ORDER TO GRANT THEIR CONSENT TO THE PROPOSAL. INCLUDED IN THE MATERIALS YOU RECEIVED IS A FORM THAT MAY BE USED TO OBTAIN SUCH IRREVOCABLE PROXY.

    IF, BUT ONLY IF, A PREFERRED SHAREHOLDER CONSENTS TO THE PROPOSAL WITH RESPECT TO SHARES BUT DOES NOT TENDER THOSE SHARES PURSUANT TO THE OFFER AND THE PROPOSAL IS APPROVED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT TO SUCH
PREFERRED SHAREHOLDER IN AN AMOUNT EQUAL TO $     FOR EACH SUCH SHARE (THE
"SPECIAL CASH PAYMENT"). THOSE PREFERRED SHAREHOLDERS WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ON THE FIRST PAGE HEREOF AND WILL NOT BE ENTITLED TO THE SPECIAL CASH PAYMENT.

    NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    NOTE: IF YOU ARE VOTING ON THE PROPOSAL BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND CONSENT. THIS LETTER OF TRANSMITTAL AND CONSENT MUST BE USED TO GRANT CONSENT TO THE PROPOSAL EVEN IF NO SHARES ARE BEING TENDERED.

    NOTE: THE FOLLOWING ACTIONS WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT TO THE PROPOSAL: (A) FAILING TO EXECUTE, DATE AND RETURN A CONSENT FORM OR (B) EXECUTING, DATING AND RETURNING A CONSENT FORM MARKED "WITHHOLD CONSENT" OR "ABSTAIN" AS TO THE PROPOSAL. IF RETURNED CONSENT FORMS ARE EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

    This Letter of Transmittal and Consent must be completed even if delivery of tendered Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility").

    Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. See Instruction 2.

PLEASE COMPLETE:

             DESCRIPTION OF SHARES TENDERED AND/OR WITH RESPECT TO
                           WHICH CONSENTS ARE GRANTED
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                                          NUMBER OF SHARES NOT
                                           TOTAL NUMBER OF                                 TENDERED BUT AS TO
            CERTIFICATE                 SHARES REPRESENTED BY          NUMBER OF           WHICH CONSENTS ARE
             NUMBER(S)*                    CERTIFICATE(S)*         SHARES TENDERED**           GIVEN ONLY
------------------------------------  -------------------------  ---------------------  -------------------------


*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificate delivered to the Depositary are being tendered. See Instruction 4. You must grant consent to the Proposal with respect to any Shares tendered.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 800-777-3674 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required.

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

A HOLDER TENDERING SHARES PURSUANT TO THIS LETTER OF TRANSMITTAL AND CONSENT MUST RETURN A DULY COMPLETED, VALID AND UNREVOKED CONSENT INDICATING A GRANT OF CONSENT TO THE PROPOSAL.

ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:

NOTE: THIS LETTER OF TRANSMITTAL AND CONSENT MAY RELATE TO ONLY ONE DELIVERY BY BOOK ENTRY
TRANSFER, AND THUS ONLY ONE VOI NUMBER MAY BE SUPPLIED BELOW. SEPARATE LETTERS OF TRANSMITTAL AND
CONSENT MUST BE USED FOR EACH DELIVERY BY BOOK ENTRY TRANSFER.

/ /        CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND COMPLETE
             THE FOLLOWING:

             Name of tendering institution
             Account No. at DTC
             VOI No. (only one)
/ /        CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
             DELIVERY AND CONSENT PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

             Name(s) of tendering shareholder(s)
             Date of execution of Notice of Guaranteed Delivery and Consent
             Name of institution that guaranteed delivery

             IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

             Name of tendering institution
             Account No. at DTC
            VOI No. (only one)

                                  CONSENT FORM

    The undersigned, the holder of record as of the Record Date of the Shares listed above in the box designated "Description of Shares Tendered and/or with Respect to Which Consents are Granted" (or persons obtaining an irrevocable proxy from such holder), hereby acknowledges receipt of the Offer to Purchase
and Consent Statement dated            , 1999 and consents without a meeting,
pursuant to the Company's Restated Certificate of Incorporation, as amended, with respect to all of such Shares, to the adoption of the following Proposal.

    THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO THE PROPOSAL.

    THE PROPOSAL:  Consent to the issuance by the Company of up to $      of
unsecured indebtedness in excess of the Present Limitation as set forth in the
Offer to Purchase and Consent Statement dated            , 1999.

/ /  CONSENT                  / /  WITHHOLD CONSENT                 / /  ABSTAIN

INDICATE YOUR VOTE BY AN (X).

    IF RETURNED CONSENT FORMS ARE EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

    Any holder of Shares held of record as of the Record Date in the name of another holder must establish to the satisfaction of the Company his or her entitlement to exercise or transfer this consent. This will ordinarily require an irrevocable proxy by such record holder to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution (as defined in the Offer to Purchase and Consent Statement). A form of irrevocable proxy has been provided herewith.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, and/or consents with respect to, the Shares in the amount set forth in the box above designated "Description of Shares Tendered and/or with Respect to Which Consents are Granted" pursuant to the Company's offer to purchase any and all of the outstanding Shares of the series of serial preferred stock of the Company, shown on the first page hereof as to which this Letter of Transmittal and Consent is applicable, at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to
Purchase and Consent Statement, dated             , 1999, receipt of which is
hereby acknowledged, and in this Letter of Transmittal and Consent. PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED CONSENT TO THE PROPOSAL. HOWEVER, IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE APPROVAL OF THE PROPOSAL BY HOLDERS OF AT LEAST A MAJORITY OF THE VOTES OF SHARES OF THE OUTSTANDING SERIAL PREFERRED STOCK ENTITLED TO BE CAST, CONSIDERED TOGETHER AS ONE CLASS. See "Proposal and Consent Solicitation," "Terms of the Offer--Termination; Amendments" and "Terms of the Offer-- Conditions of the Offer" in the Offer to Purchase and Consent Statement.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from the Company and transmitting payment to tendering shareholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and to grant consent with respect to the Shares indicated herein and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Consent Statement, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the undersigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the undersigned.

  Issue / / Check and/or

        / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
-------------------------------------------
-------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail / / Check and/or
       / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

   ___________________________________________________________________________
                               (INCLUDE ZIP CODE)
-----------------------------------------------------

Tax Identification or Social Security No(s).: __________________________________

                                  SIGNATURE(S)

X ______________________________________________________________________________

X ______________________________________________________________________________

Dated: __________________________________________________________________, 1999.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

(Must be signed by holder(s) exactly as name(s) appear(s) as of the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: ___________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address of Firm: _______________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Dated: ___________________________________________________________________, 1999

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                          OR A FORM W-8, AS APPLICABLE

                             LOST CERTIFICATES BOX

    / /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
       AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION
       11).

Number of Shares represented by lost, destroyed or stolen certificates: ________

COMPLETE ONLY IF APPLICABLE:

                       SOLICITED TENDERS AND/OR CONSENTS

    The Company will pay a solicitation fee to Soliciting Dealers (as defined in the Offer to Purchase and Consent Statement) of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, the Company will pay a solicitation fee equal to $1.00 per Share). If the Proposal is approved, the Company will pay a solicitation fee to Soliciting Dealers of $.50 per Share for Shares that are not tendered pursuant to the Offer but in respect of which a consent to the Proposal is granted. With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager).

    A designated Soliciting Dealer is an entity obtaining the tender and/or consent, if this Letter of Transmittal and Consent shall include its name under the heading "Solicited Tenders and/or Consents," and it is (a) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company.

    The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender and/or consent is:

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker: _____________________________________________________

Telephone Number of Broker: ____________________________________________________

Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

    If Shares specified in this Letter of Transmittal and Consent are held by the abovesigned as custodian, specify below each beneficial owner of such Shares whose tender and/or consent you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

Name of                        Number of Shares if            Number of Shares if
Beneficial Owner               Less Than 2,500                2,500 or More
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------

    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Consent Statement; (c) in soliciting a tender and/or consent of Shares, it has used no solicitation materials other than those furnished by the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm____________________________________________________________________________
                                 (Please Print)

Attention_______________________________________________________________________

Address_________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

Phone Number____________________________________________________________________

Taxpayer Identification or Social Security No. _________________________________

Applicable VOI Number__________  Number of Shares__________

    IF SOLICITATION FEES ARE TO BE PAID TO ANOTHER ELIGIBLE INSTITUTION(S),
                      PLEASE COMPLETE THE FOLLOWING BOXES:

ISSUE CHECK TO:

Firm____________________________________________________________________________
                                 (Please Print)

Attention_______________________________________________________________________

Address_________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

Phone Number____________________________________________________________________

Taxpayer Identification or Social Security No.__________________________________

Applicable VOI Number_____________  Number of Shares_____________

Series_____________

ISSUE CHECK TO:

Firm____________________________________________________________________________
                                 (Please Print)

Attention_______________________________________________________________________

Address_________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

Phone Number____________________________________________________________________

Taxpayer Identification or Social Security No.__________________________________

Applicable VOI Number_____________  Number of Shares_____________

Series_____________

       NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. In general, all signatures on this Letter of Transmittal and Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). However, signatures on this Letter of Transmittal and Consent need not be guaranteed if (a) this Letter of Transmittal and Consent is signed by the registered owner of the Shares tendered herewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Consent, (b) such Shares are tendered for the account of an Eligible Institution, or (c) this Letter of Transmittal and Consent is being used solely for the purpose of voting with respect to Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2.  DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND DELIVERY OF
SHARES. This Letter of Transmittal and Consent is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and/or (c) Shares are being voted on the Proposal. To validly tender, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent, and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Consent on or prior to the Expiration Date (as defined in the Offer to Purchase and Consent Statement) with respect to all Shares; provided, however, that Preferred Shareholders who wish to tender their Shares but who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. A separate Notice of Guaranteed Delivery and Consent form has been provided in order to comply with the guaranteed delivery procedure.

    A Preferred Shareholder who is the beneficial owner of shares which are held by a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee to either (i) arrange for the record transfer of Shares to such Preferred Shareholder prior to tendering or (ii) direct such Shares be properly tendered (including granting a consent in respect thereof) on behalf of such Preferred Shareholder.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices" in the Offer to Purchase and Consent Statement. By executing this Letter of Transmittal and Consent, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. VOTING. PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED CONSENT TO THE PROPOSAL. HOWEVER, IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. By executing a Notice of Guaranteed Delivery and

Consent, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Consent and to have granted consent to the Proposal in accordance with the consent contained therein. IF CONSENT FORMS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND CONSENT (OR WITHIN A NOTICE OF GUARANTEED DELIVERY AND CONSENT) ARE EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company as of the close of business on
            , 1999, as well as to all persons in whose name Shares are registered on the books of the Company as of the Record Date. Preferred Shareholders who become holders of record of Shares after the Record Date and who wish to tender such Shares must obtain and submit with their tender an irrevocable proxy from the holder of record as of the Record Date in order to grant their consent to the Proposal. Any holder of Shares held of record as of the Record Date in the name of another must establish to the satisfaction of the Company his or her entitlement to exercise or transfer such consent. This will ordinarily require an irrevocable proxy by such record holder to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. A form that may be used to obtain such irrevocable proxy is included in the materials you received.

    4. PARTIAL TENDER (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Consent, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT AND/OR NOTICE OF GUARANTEED DELIVERY AND CONSENT; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Consent or the Notice of Guaranteed Delivery and Consent (together, the "Tender and Consent Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or voted under either Tender and Consent Document are held of record by two or more persons, all such persons must sign such Tender and Consent Document.

    If any of the Shares tendered or voted under either Tender and Consent Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Consent Documents as there are different registrations or certificates.

    If either Tender and Consent Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificate or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Consent Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such persons to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by the Company pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered owner, or if tendered Shares are registered in the name of any person other than the person signing this Letter of Transmittal and Consent, the amount of any stock transfer taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price" in the Offer to Purchase and Consent Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Consent or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Consent or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Consent must be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholders at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder granting consent to the Proposal (but not tendering) are required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("Taxpayer Identification Number" or "TIN") and a certification that the Internal Revenue Service has not notified such shareholder that he or she is subject to backup withholding on the Substitute Form W-9 contained herein, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as hereinafter discussed under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the holder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer and consent materials should be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed on the back cover of the Offer to Purchase and Consent Statement. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares and the form and validity (including time of receipt) of consents and the eligibility for the Special Cash Payment will be determined by the Company in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders and/or consents that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at
(800) 777-3674 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Consent will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or
(b) a Notice of Guaranteed Delivery and Consent has been delivered to the Depositary. See Instruction 2.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of granting consent to the Proposal is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Internal Revenue Service Form W-8 (a "Form W-8"). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Form W-8, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Special Cash Payment(s) or payments made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

-----------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1--PLEASE PROVIDE YOUR TIN IN      Social Security
FORM W-9                       THE BOX AT RIGHT AND CERTIFY BY        Number OR Employer
DEPARTMENT OF THE TREASURY     SIGNING AND DATING BELOW.              Identification TIN
INTERNAL REVENUE SERVICE

                               ----------------------------------------------------------
                               Name (Please Print)
                                                                           Part 2--
                               Address                                 Awaiting TIN / /
                               City  State
                               Zip Code
                               ----------------------------------------------------------
                               Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                               CERTIFY THAT: (1) the number shown on this form is my
                               correct taxpayer identification number (or a TIN has not
                               been issued to me but I have mailed or delivered an
                               application to receive a TIN or intend to do so in the
                               near future), (2) I am not subject to backup withholding
PAYER'S REQUEST FOR            either because I have not been notified by the Internal
TAXPAYER IDENTIFICATION
NUMBER AND                     Revenue Service that I am subject to backup withholding as
CERTIFICATION                  a result of a failure to report all interest or dividends
                               or the Internal Revenue Service has notified me that I am
                               no longer subject to backup withholding and (3) all other
                               information provided on this form is true, correct and
                               complete.
                               SIGNATURE  DATE , 1999
                               You must cross out item (2) above if you have been
                               notified by the Internal Revenue Service that you are
                               currently subject to backup withholding because of
                               underreporting interest or dividends on your tax return.

                               ----------------------------------------------------------
                               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT
                               IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                               PURSUANT TO THE OFFER OR CONSENT SOLICITATION. PLEASE
                               REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-
                               PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
                               ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CER-
                               TIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE
                               FORM W-9.

-----------------------------------------------------------------------------------------

                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.
SIGNATURE __________________________________________    DATE ____________ , 1999

                   NOTICE OF GUARANTEED DELIVERY AND CONSENT
                                      FOR
                   NEW YORK STATE ELECTRIC & GAS CORPORATION
                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
             OF THE FOLLOWING SERIES OF ITS SERIAL PREFERRED STOCK,
                    PAR VALUE $100 PER SHARE (THE "SHARES")
                        AT THE FOLLOWING PURCHASE PRICES

SERIES                                                           CUSIP NO.     PURCHASE PRICE
---------                                                      -------------  -----------------
3.75%      Cumulative Preferred Stock                          649840-20-4      $
4 1/2%     Cumulative Preferred Stock (Series 1949)            649840-70-9      $
4.40%      Cumulative Preferred Stock                          649840-40-2      $
4.15%      Cumulative Preferred Stock (Series 1954)            649840-50-1      $
4.15%      Cumulative Preferred Stock                          649840-2-*       $

                            ------------------------

                   NEW YORK STATE ELECTRIC & GAS CORPORATION

        CONSENT STATEMENT WITH RESPECT TO THE ABOVE-LISTED SERIES OF ITS
                             SERIAL PREFERRED STOCK

    This form, or a form substantially equivalent to this form, must be used to accept the Offer (as hereinafter defined) if certificates for Shares of a series of serial preferred stock listed above (a "Series of Preferred"), of New York State Electric & Gas Corporation (the "Company"), to be tendered pursuant to the Offer are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal and Consent to be delivered to the Depositary (listed below) on or prior to the Expiration Date (as defined in the Offer to Purchase and Consent Statement dated
                                , 1999). Such form may be delivered by hand or
mailed to the Depositary and must include an endorsement by an Eligible Institution (as defined in the Offer to Purchase and Consent Statement) in the form set forth below. See "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement.

    A SEPARATE NOTICE OF GUARANTEED DELIVERY AND CONSENT MUST BE USED FOR EACH SERIES OF PREFERRED.

    THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST DELIVER THE LETTER OF TRANSMITTAL AND CONSENT AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

TO:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

           BY MAIL:                        BY HAND:                 BY OVERNIGHT DELIVERY:
   ChaseMellon Shareholder         ChaseMellon Shareholder         ChaseMellon Shareholder
       Services, L.L.C.                Services, L.L.C.                Services, L.L.C.
     Post Office Box 3301          120 Broadway, 13th Floor        85 Challenger Road-Mail
  South Hackensack, NJ 07606          New York, NY 10271                  Drop-Reorg
     Attn: Reorganization            Attn: Reorganization         Ridgefield Park, NJ 07660
          Department                      Department                 Attn: Reorganization
                                                                          Department

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Consent is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on such Letter of Transmittal and Consent.

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Statement, dated
                                , 1999, and the related Letter of Transmittal
and Consent (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement.

    Preferred Shareholders who wish to tender their Shares pursuant to the Offer must submit a duly completed, valid and unrevoked consent to the Proposal. However, it is not necessary to tender Shares in order to consent to the Proposal. Included in this Notice of Guaranteed Delivery is a form for granting such consent.

    In order to validly tender Shares pursuant to the Offer, Preferred Shareholders who become holders of record of Shares after
                                , 1999 (the "Record Date") and who wish to
tender such Shares must obtain and submit with their tender an irrevocable proxy from the holder of record of such Shares as of the Record Date in order to grant their consent to the Proposal. Included in the materials you received is a form that may be used to obtain such irrevocable proxy.

    If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but does not tender those Shares and the Proposal is approved, the Company will make a special cash payment to such Preferred Shareholder in an
amount equal to $         for each such Share (the "Special Cash Payment").
Those Preferred Shareholders who validly tender their Shares will be entitled only to the purchase price per Share listed above and will not be entitled to the Special Cash Payment.

    NOTE: THE FOLLOWING ACTIONS WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT TO THE PROPOSAL: (A) FAILING TO EXECUTE, DATE AND RETURN A CONSENT FORM OR (B) EXECUTING, DATING AND RETURNING A CONSENT MARKED "WITHHOLD CONSENT" OR "ABSTAIN" AS TO THE PROPOSAL. IF RETURNED CONSENT FORMS ARE EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

                                  CONSENT FORM

    The undersigned, the holder of record as of the Record Date of the Shares indicated below (or persons obtaining an irrevocable proxy from such holder), hereby acknowledges receipt of the Offer to Purchase and Consent Statement dated
                                , 1999 and related Letter of Transmittal and
Consent and consents without a meeting, pursuant to the Company's Restated Certificate of Incorporation, as amended, with respect to all of such Shares, to the adoption of the following Proposal.

    THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO THE PROPOSAL.

    THE PROPOSAL:  Consent to the issuance by the Company of up to $      of
unsecured indebtedness in excess of the Present Limitation as set forth in the
Offer to Purchase and Consent Statement dated          , 1999.

/ /  CONSENT                  / /  WITHHOLD CONSENT                 / /  ABSTAIN

INDICATE YOUR VOTE BY AN (X).

    IF RETURNED CONSENT FORMS ARE EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

SERIES OF PREFERRED (CHECK ONE):

                    SERIAL PREFERRED STOCK ($100 PAR VALUE)

[  ] 3.75% Cumulative Preferred Stock

[  ] 4 1/2% Cumulative Preferred Stock (Series 1949)

[  ] 4.40% Cumulative Preferred Stock

[  ] 4.15% Cumulative Preferred Stock (Series 1954)

[  ] 4.15% Cumulative Preferred Stock

    A separate Notice of Guaranteed Delivery and Consent must be used for each Series of Preferred.

Number of Shares:

Certificate Nos. (if available):

    Any holder of Shares held of record as of the Record Date in the name of another holder must establish to the satisfaction of the Company his or her entitlement to exercise or transfer this consent. This will ordinarily require an irrevocable proxy by such record holder to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable proxy has been provided herewith.

                                  SIGNATURE(S)

X ______________________________________________________________________________

X ______________________________________________________________________________

Dated: __________________________________________________________________, 1999.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

(Must be signed by holder(s) exactly as name(s) appear(s) as of the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal and Consent.)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: ___________________________________________


If Shares will be tendered by                 Name of Record Holder(s):
book-entry transfer, Name of
Tendering Institution:
                                              (PLEASE PRINT OR TYPE)
Account No.:                                  Address:
at The Depository Trust Company
                                              ZIP CODE
Signature(s) of Holder(s)                     Area Code
Dated: , 1999.                                and Telephone No.:

               GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary at one of its addresses set forth above certificate(s) for the shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, in each case together with properly completed and duly executed Letter(s) of Transmittal and Consent (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three business days after the date hereof.

 -------------------------------------------    -------------------------------------------
                Name of Firm                               Authorized Signature

 -------------------------------------------    -------------------------------------------
                   Address                                         Name

 -------------------------------------------    -------------------------------------------
            City, State, Zip Code                                  Title

 -------------------------------------------
       Area Code and Telephone Number

Date:, 1999

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES
      MUST BE SENT WITH THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT.

PREFERRED SHAREHOLDERS WHO ARE NOT HOLDERS OF RECORD AS OF THE RECORD DATE MUST
 OBTAIN AN IRREVOCABLE PROXY FROM THE HOLDER OF RECORD AS OF THE RECORD DATE IN ORDER TO VALIDLY GRANT A CONSENT. PROVIDED BELOW IS A FORM OF IRREVOCABLE PROXY
                       THAT MAY BE USED FOR THAT PURPOSE.

                            ------------------------

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK CONSENT TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO WAS
       NOT A HOLDER OF RECORD ON                                   , 1999

                               IRREVOCABLE PROXY

                         WITH RESPECT TO SHARES OF THE
                SERIAL PREFERRED STOCK, PAR VALUE $100 PER SHARE
                                       OF

                   NEW YORK STATE ELECTRIC & GAS CORPORATION

                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

                    ---------------------------------------
                        TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to grant consent to the Proposal with respect to the Shares indicated below which were held of record by
the undersigned as of            , 1999.

    This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

    This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

    All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Consent Statement and in the Letter of Transmittal and Consent will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

--------------------------------------------------------------------------------

                         DESCRIPTION OF PREFERRED STOCK
--------------------------------------------------------------------------------

SERIES OF PREFERRED (CHECK ONE):

                    SERIAL PREFERRED STOCK ($100 PAR VALUE)

[  ]    3.75% Cumulative Preferred Stock
[  ]    4 1/2%  Cumulative Preferred Stock (Series 1949)
[  ]    4.40% Cumulative Preferred Stock
[  ]    4.15% Cumulative Preferred Stock (Series 1954)
[  ]    4.15% Cumulative Preferred Stock

                 CERTIFICATE NUMBER(S)                                 AGGREGATE NUMBER OF SHARES
                                                                                 Total:

             SIGNATURE OF RECORD HOLDER OR                            SIGNATURE OF RECORD HOLDER OR
                 AUTHORIZED SIGNATORY                                     AUTHORIZED SIGNATORY

                  TYPE OR PRINT NAME                                       TYPE OR PRINT NAME

                     Date: , 1999                                             Date: , 1999

Tax Identification or Social Security No(s).: __________________________________

    (Must be signed by holder(s) exactly as name(s) appear(s) as of the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal and Consent.)

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Capacity: ______________________________________________________________________
                                  (FULL TITLE)

Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Tel. No.: ________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)

                        (IF REQUIRED--SEE INSTRUCTIONS 1 AND
                  5 OF THE LETTER OF TRANSMITTAL AND CONSENT)

Name of Firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Title: _________________________________________________________________________

Dated: ___________________________________________________________________, 1999

                           SALOMON SMITH BARNEY INC.
                             THE DEALER MANAGER FOR
                   NEW YORK STATE ELECTRIC & GAS CORPORATION

                           OFFER TO PURCHASE FOR CASH
                ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING
        SERIES OF ITS SERIAL PREFERRED STOCK, PAR VALUE $100 PER SHARE,
                        AT THE FOLLOWING PURCHASE PRICES

 SERIES                                                 CUSIP NO.     PURCHASE PRICE
---------                                             -------------  -----------------
  3.75%    Cumulative Preferred Stock                 649840-20-4      $
 4 1/2%    Cumulative Preferred Stock (Series 1949)   649840-70-9      $
  4.40%    Cumulative Preferred Stock                 649840-40-2      $
  4.15%    Cumulative Preferred Stock (Series 1954)   649840-50-1      $
  4.15%    Cumulative Preferred Stock                 649840-2-*       $

                            ------------------------

                   NEW YORK STATE ELECTRIC & GAS CORPORATION
               CONSENT STATEMENT WITH RESPECT TO THE ABOVE-LISTED
                      SERIES OF ITS SERIAL PREFERRED STOCK
--------------------------------------------------------------------------------
           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON              , 1999, UNLESS THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                                                                          , 1999

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

    In our capacity as Dealer Manager, we are enclosing the materials listed below relating to the invitation of New York State Electric & Gas Corporation (the "Company"), a New York corporation, to the holders of each series of serial preferred stock of the Company listed above (each a "Series of Preferred," and the holder thereof, a "Preferred Shareholder") to tender any and all of their shares (the "Shares") for purchase at the purchase price per Share listed above, net to the seller in cash, upon the terms and subject to the conditions set
forth in the Offer to Purchase and Consent Statement, dated            , 1999
and in the applicable Letter of Transmittal and Consent (which together constitute the "Offer"). The Company will purchase any and all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions set forth in the Offer. In conjunction with the Offer, the Company is soliciting consents from holders of each Series of Preferred with respect to a proposal to permit the issuance by the Company of additional unsecured indebtedness in excess of all other unsecured indebtedness presently authorized, permitted or previously consented to, as described in the Offer (the "Proposal").

    If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but does not tender those Shares and the Proposal is approved, the Company will make a special cash payment to such Preferred Shareholder in an
amount equal to $    for each such Share (the "Special Cash Payment"). Those
Preferred Shareholders who validly tender their Shares will be entitled only to the purchase price per Share listed above and will not be entitled to the Special Cash Payment.

    The Offer is conditioned upon, among other things, the approval of the Proposal by holders of at least a majority of the votes of shares of the Company's outstanding serial preferred stock entitled to be cast (which includes each Series of Preferred and the Company's 6.30% Serial Preferred Stock (Cumulative, $100 Par Value) which is not subject to the Offer), considered together as one class. The Offer for any one Series of Preferred is not conditioned upon any minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred.

    PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED CONSENT TO THE PROPOSAL, WHICH IS CONTAINED IN THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT. HOWEVER, IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL.

    In order to validly tender Shares pursuant to the Offer, Preferred
Shareholders who become holders of record of Shares after               , 1999
(the "Record Date") and who wish to tender such Shares must obtain and submit with their tender an irrevocable proxy from the holder of record of such Shares as of the Record Date in order to grant their consent to the Proposal. In order to facilitate receipt of consents, the Shares of each Series of Preferred will trade "with proxy" in the over-the-counter market and on the New York Stock Exchange, as applicable.

    The New York Stock Exchange (the "NYSE"), the National Association of Securities Dealers, Inc. (the "NASD") and The Depository Trust Company (the "DTC") have issued notices informing their members and participants that the Shares will trade "with proxy" and that settlement of all trades after the Record Date should include an irrevocable proxy from the holder of record of such Shares as of the Record Date.

    We are asking you to contact your clients for whom you hold Shares registered in your name (or in the name of your nominee) or for whom you hold Shares registered in their own names. Please bring the Offer to their attention as promptly as possible.

    For your information and for forwarding to your clients, we are enclosing the following documents:

        1. The Offer to Purchase and Consent Statement, dated             ,
    1999.

        2. A separate Letter of Transmittal and Consent for each Series of Preferred.

        3. A letter to Preferred Shareholders from the Company.

        4. A Notice of Guaranteed Delivery and Consent.

        5. A form of letter which may be sent to your clients for obtaining such clients' instructions with regard to the Offer and the consent solicitation.

        6. A form of irrevocable proxy that may be used to obtain the proxy of holders of record of Shares as of the Record Date.

        7. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, providing information relating to backup federal income tax withholding.

        8. A return envelope addressed to ChaseMellon Shareholder Services, L.L.C., the Depositary.

    EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND CONSENT, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT FOR A PARTICULAR SERIES MAY BE USED FOR SUCH SERIES OF PREFERRED.

SOLICITATION FEES AND EXPENSES

    The Company will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, the Company will pay a solicitation fee equal to $1.00 per Share). If the Proposal is approved, the Company will pay a solicitation fee to Soliciting Dealers of $.50 per Share for Shares that are not tendered pursuant to the Offer but in respect of which a consent to the Proposal is granted. With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager).

    A designated Soliciting Dealer shall be named under the heading "Solicited Tenders and/or Consents" in the applicable Letter of Transmittal and Consent and shall have solicited and obtained the tender and/or consent, and shall also be
(a) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer").

    No such solicitation fee shall be payable to a Soliciting Dealer with respect to the tender and/or consent of Shares by a holder unless the applicable Letter of Transmittal and Consent accompanying such tender and/or consent designates such Soliciting Dealer. No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered or Shares for which a consent has been granted for such Soliciting Dealer's own account. If tendered Shares or Shares for which a consent has been granted are registered in the name of such Soliciting Dealer, no such fee shall be payable unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered and/or a consent is being granted for the benefit of one or more beneficial owners identified on the applicable Letter of Transmittal and Consent and such beneficial owner has designated such Soliciting Dealer. Beneficial owners should complete the "Solicited Tenders and/or Consents" box in the accompanying Letter of Transmittal and Consent to designate a Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a beneficial owner. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer and Consent Solicitation.

    Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer and Consent Solicitation consist solely of forwarding to clients materials relating to the Offer and Consent Solicitation, including the applicable Letter of Transmittal and Consent, and tendering Shares or granting consents as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer or whether to grant or refrain from granting a consent. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered or consents" or "forwarding to customers materials regarding the Offer and Consent Solicitation."

    By accepting any solicitation fee, a person shall be deemed to have represented that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders and/or consent, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

    The Company will, upon request, reimburse you for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Offer to their customers. The Company will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the Offer, subject to Instruction 6 of the applicable Letter of Transmittal and Consent.

    IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SOLICITATION FEE, SUCH SOLICITING DEALER MUST BE DESIGNATED AS SUCH ON THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT.

    All questions as to the validity, form and eligibility (including time of receipt) of any designation of a Soliciting Dealer will be determined by the Company, in its sole discretion, which determination will be final and binding. Neither the Company nor any other person will be under any duty to give notification of any defects or irregularities in any designation of a Soliciting Dealer or incur any liability for failure to give such notification.

    THE SAME LETTER OF TRANSMITTAL AND CONSENT MAY NOT BE USED TO TENDER SHARES AND TO GRANT CONSENT WITH RESPECT TO SHARES WHICH ARE NOT BEING TENDERED. A PREFERRED SHAREHOLDER TENDERING A PORTION OF HIS OR HER SHARES AND GRANTING A CONSENT WITH RESPECT TO OTHER SHARES WITHOUT TENDERING SUCH SHARES MUST SUBMIT TWO SEPARATE LETTERS OF TRANSMITTAL AND CONSENT, ONE WITH RESPECT TO THE TENDERED SHARES AND ONE WITH RESPECT TO THE SHARES FOR WHICH A CONSENT IS GRANTED BUT WHICH ARE NOT TENDERED.

    A LETTER OF TRANSMITTAL AND CONSENT MAY RELATE ONLY TO ONE DELIVERY BY BOOK ENTRY TRANSFER, AND THUS ONLY ONE VOI NUMBER MAY BE SUPPLIED ON A LETTER OF TRANSMITTAL AND CONSENT. SEPARATE LETTERS OF TRANSMITTAL AND CONSENT MUST BE USED FOR EACH DELIVERY BY BOOK ENTRY TRANSFER.

                                          Very truly yours,
                                          Salomon Smith Barney Inc.

    NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                   NEW YORK STATE ELECTRIC & GAS CORPORATION
                           OFFER TO PURCHASE FOR CASH
                ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING
        SERIES OF ITS SERIAL PREFERRED STOCK, PAR VALUE $100 PER SHARE,
                        AT THE FOLLOWING PURCHASE PRICES

 SERIES                                                      CUSIP NO.     PURCHASE PRICE
---------                                                  -------------  -----------------
  3.75%    Cumulative Preferred Stock                      649840-20-4      $
 4 1/2%    Cumulative Preferred Stock (Series 1949)        649840-70-9      $
  4.40%    Cumulative Preferred Stock                      649840-40-2      $
  4.15%    Cumulative Preferred Stock (Series 1954)        649840-50-1      $
  4.15%    Cumulative Preferred Stock                      649840-2-*       $

                            ------------------------

                   NEW YORK STATE ELECTRIC & GAS CORPORATION
               CONSENT STATEMENT WITH RESPECT TO THE ABOVE-LISTED
                      SERIES OF ITS SERIAL PREFERRED STOCK
--------------------------------------------------------------------------------
           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON             , 1999, UNLESS THE OFFER IS EXTENDED.
                            (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                                                                          , 1999

    To Our Clients:

    Enclosed for your consideration are the Offer to Purchase and Consent
Statement, dated            , 1999, and a separate Letter of Transmittal and
Consent for each series of serial preferred stock listed above (each a "Series of Preferred," and the holder thereof, a "Preferred Shareholder") of New York State Electric & Gas Corporation (the "Company"), a New York corporation, of which you own shares. The Company invites the holders of shares (the "Shares") of the Series of Preferred listed above to tender any and all of their Shares for purchase at the purchase price per Share listed above, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Statement and in the applicable Letter of Transmittal and Consent (which together constitute the "Offer"). The Company will purchase any and all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions set forth in the Offer. In conjunction with the Offer, the Company is soliciting consents from holders of each Series of Preferred with respect to a proposal to permit the issuance by the Company of additional unsecured indebtedness in excess of all other unsecured indebtedness presently authorized, permitted or previously consented to, as described in the Offer (the "Proposal").

    If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but does not tender those Shares and the Proposal is approved, the Company will make a special cash payment to such Preferred Shareholder in an
amount equal to $      for each such Share (the "Special Cash Payment"). Those
Preferred Shareholders who validly tender their Shares will be entitled only to the purchase price per Share listed above and will not be entitled to the Special Cash Payment.

    The Offer is conditioned upon, among other things, the approval of the Proposal by holders of at least a majority of the votes of shares of the Company's outstanding serial preferred stock entitled to be cast (which includes each Series of Preferred and the Company's 6.30% Serial Preferred Stock (Cumulative, $100 Par Value) which is not subject to the Offer), considered together as one class. The Offer for any one Series of Preferred is not conditioned upon any minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred.

    PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED CONSENT TO THE PROPOSAL, WHICH IS CONTAINED IN THE APPLICABLE LETTER OF TRANSMITTAL AND CONSENT. HOWEVER, IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL.

    In order to validly tender Shares pursuant to the Offer, Preferred
Shareholders who become holders of record of Shares after            , 1999 (the
"Record Date") and who wish to tender such Shares must obtain and submit with their tender an irrevocable proxy from the holder of record of such Shares as of the Record Date in order to grant their consent to the Proposal. In order to facilitate receipt of consents, the Shares of each Series of Preferred will trade "with proxy" in the over-the-counter market and on the New York Stock Exchange, as applicable.

    The New York Stock Exchange (the "NYSE"), the National Association of Securities Dealers, Inc. (the "NASD") and The Depository Trust Company (the "DTC") have issued notices informing their members and participants that the Shares will trade "with proxy" and that settlement of all trades after the Record Date should include an irrevocable proxy from the holder of record of such Shares as of the Record Date.

    WE ARE THE HOLDER OF RECORD OF SHARES HELD FOR YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. A TENDER OF SUCH SHARES OR CONSENT WITH RESPECT TO SUCH SHARES TO THE PROPOSAL CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. ANY LETTER OF TRANSMITTAL AND CONSENT FURNISHED TO YOU IS SOLELY FOR YOUR INFORMATION AND CANNOT BE USED BY YOU TO TENDER OR GRANT CONSENT WITH RESPECT TO SHARES HELD BY US FOR YOUR ACCOUNT.

    We request instructions as to whether you wish us to tender and/or grant consent to the Proposal with respect to any or all of the Shares held by us for your account, upon the terms and subject to the conditions set forth in the Offer.

    PLEASE READ THE FOLLOWING INFORMATION CAREFULLY:

    (1)  The Offer is for any and all Shares outstanding as of            ,
1999. The Offer is conditioned upon, among other things, approval of the Proposal. The Offer for any one Series of Preferred is not conditioned upon a minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred.

    (2)  The Offer and withdrawal rights will expire at 12:00 midnight, New York
City time, on            , 1999 unless the Offer is extended with respect to a
Series of Preferred. Your instructions should be forwarded to us in ample time to permit us to submit a tender and/or consent on your behalf by the Expiration Date. If you would like to withdraw your Shares that we have tendered or withdraw a consent that was given, you can withdraw them so long as the Offer remains open, or at any time after the expiration of forty business days from the commencement of the Offer, and if such tendered Shares have not been accepted for payment and with respect to consents, until the Proposal has become effective.

    (3) Preferred Shareholders who wish to tender their Shares pursuant to the Offer must submit a duly completed, valid and unrevoked consent to the Proposal. However, while you must grant a consent to tender Shares, it is not necessary to tender Shares in order to consent to the Proposal.

    (4) Preferred Shareholders who are the holders of record as of the Record Date with respect to such Shares and Preferred Shareholders who have obtained an irrevocable proxy from such holders have the right to grant their consent to the Proposal regardless of whether they tender their Shares. If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but does not tender those Shares and the Proposal is approved, the Company will make the Special Cash Payment to such Preferred Shareholder in an amount equal to $ for each such Share.

    (5) The Company will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the Offer, subject to Instruction 6 of the Letter of Transmittal and Consent.

    NONE OF THE COMPANY, ITS BOARD OF DIRECTORS NOR ANY OF ITS OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN

DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

    If you wish to have us tender and/or grant a consent with respect to any or all of your Shares held by us for your account upon the terms and subject to the conditions set forth in the Offer, please so instruct us by completing, executing, detaching and returning to us the instruction form on the detachable part hereof. An envelope to return your instructions to us is enclosed. If you authorize tender of your Shares, all such Shares will be tendered unless otherwise specified on the detachable part hereof. If you authorize consent to the Proposal with respect to your Shares, consent to the Proposal will be granted with respect to all such Shares unless otherwise specified. Your instructions should be forwarded to us in ample time to permit us to submit a tender and/or grant a consent to the Proposal on your behalf by the Expiration Date.

    The Offer is not being made to, nor will the Company accept tenders from, owners of Shares in any jurisdiction in which the Offer or its acceptance would not be in compliance with the laws of such jurisdiction. The Company is not aware of any jurisdiction where the making of the Offer or the tender of Shares would not be in compliance with applicable law. If the Company becomes aware of any jurisdiction where the making of the Offer or if the tender of Shares is not in compliance with any applicable law, the Company will make a good faith effort to comply with such law. If, after such good faith effort, the Company cannot comply with such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the owners of Shares residing in such jurisdiction. In any jurisdiction in which the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on the Company's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                                  INSTRUCTIONS
         WITH RESPECT TO THE OFFER TO PURCHASE BY THE COMPANY FOR CASH
            ANY AND ALL OUTSTANDING SHARES OF A SERIES OF PREFERRED
                        OF, AND CONSENT SOLICITATION BY,

                   NEW YORK STATE ELECTRIC & GAS CORPORATION

    The undersigned acknowledge(s) receipt of your letter and the enclosed Offer
to Purchase and Consent Statement, dated              , 1999, and a separate
Letter of Transmittal and Consent for each Series of Preferred of the Company in which the undersigned owns Shares in connection with the invitation of the Company to the holders of each Series of Preferred to tender any and all of their Shares of a Series of Preferred for purchase at the purchase price per Share listed on the front cover of the Offer to Purchase and Consent Statement, net to the seller in cash, upon the terms and subject to the conditions of the Offer, and in connection with the consent solicitation being conducted by the Board of Directors of the Company.

                                     TENDER

    PLEASE NOTE THAT TO TENDER SHARES YOU MUST GRANT A CONSENT WITH RESPECT TO SUCH SHARES.

    This will instruct you to tender to the Company the number of Shares indicated below (or, if no number is indicated below, all Shares) which are held by you for the account of the undersigned, upon the terms and subject to the conditions of the Offer.

                  SERIES OF PREFERRED                                 NUMBER OF SHARES TO BE TENDERED*

                                    CONSENT

    IF YOU TENDER SHARES YOU MUST GRANT A CONSENT WITH RESPECT TO SUCH SHARES. IF YOU TENDER SHARES YOU NEED NOT LIST SHARES BELOW. ONLY LIST SHARES BELOW IF YOU ARE NOT TENDERING SUCH SHARES AND ARE ONLY GRANTING A CONSENT WITH RESPECT TO SUCH SHARES. IN ANY CASE, YOU MUST CHECK THE APPROPRIATE BOX BELOW.

    You are instructed to grant consent, withhold consent or abstain with respect to all Shares as indicated below in respect of the Proposal and with respect to which Shares the undersigned is entitled to grant consent.

/ /  CONSENT                  / /  WITHHOLD CONSENT                 / /  ABSTAIN
INDICATE YOUR VOTE BY AN (X).

                                                                      NUMBER OF SHARES WITH RESPECT TO
                  SERIES OF PREFERRED                                    WHICH CONSENT IS GRANTED**

                                  SIGNATURE(S)

X ______________________________________________________________________________
X ______________________________________________________________________________
Dated: __________________________________________________________________, 1999.
Name(s): _______________________________________________________________________
________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: ___________________________________________
Social Security or Taxpayer Identification No.: ________________________________
------------------------------

* By executing and returning these Instructions, unless otherwise indicated, it will be assumed that all Shares held by us for your account are to be tendered.

** By executing and returning these Instructions, unless otherwise indicated, it will be assumed that all Shares held by us for your account are to grant CONSENT to the Proposal.